Nos. 033-21718
                                                                       811-05549
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    |X|

                         Pre-Effective Amendment No.   [ ]


                       Post-Effective Amendment No. 19 |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
                              Amendment No. 21 |X|
                        (Check appropriate box or boxes.)


                              REYNOLDS FUNDS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Wood Island, Third Floor
    80 East Sir Francis Drake Blvd.
          Larkspur, California                                     94939
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (415) 461-7860
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

         Frederick L. Reynolds                                Copy to:
      Reynolds Capital Management                         Richard L. Teigen
        Wood Island, Third Floor                           Foley & Lardner
    80 East Sir Francis Drake Blvd.                   777 East Wisconsin Avenue
       Larkspur, California 94939                    Milwaukee, Wisconsin 53202
---------------------------------------              --------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[_]  immediately upon filing pursuant to paragraph (b)


|X|  on January 31, 2004 pursuant to paragraph (b)


[_]  60 days after filing pursuant to paragraph (a) (1)

[_]  on (date) pursuant to paragraph (a) (1)

[_]  75 days after filing pursuant to paragraph (a) (2)

[_]  on (date)` pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                  PROSPECTUS AND
                                                            PURCHASE APPLICATION
                                                                JANUARY 31, 2004


                                 REYNOLDS FUNDS
                              NO-LOAD MUTUAL FUNDS


REYNOLDS
BLUE CHIP GROWTH FUND
SEEKING LONG-TERM CAPITAL APPRECIATION


REYNOLDS
OPPORTUNITY FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
U.S. GOVERNMENT BOND FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME

REYNOLDS
MONEY MARKET FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME
CONSISTENT WITH A STABLE NET ASSET VALUE

                                 1-800-773-9665
                             WWW.REYNOLDSFUNDS.COM


PROSPECTUS                                                    JANUARY 31, 2004


                                 REYNOLDS FUNDS


 The Reynolds Funds are a family of five No-Load mutual funds consisting of:


          STOCK FUNDS                             INCOME FUNDS
          -----------                             ------------

   O REYNOLDS BLUE CHIP GROWTH FUND        O REYNOLDS U.S. GOVERNMENT BOND FUND

   O REYNOLDS OPPORTUNITY FUND             O REYNOLDS MONEY MARKET FUND

   O REYNOLDS FUND

 Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Reynolds Funds invest and the services they offer to shareholders.


 Our goal in designing our family of Funds is to provide you a convenient way to save and invest for your current and future needs. We have three Reynolds Stock Funds as well as the Reynolds U.S. Government Bond Fund and the Reynolds Money Market Fund. All of these Funds are No-Load so you do not pay any commissions or deferred sales loads.



 The Reynolds Stock Funds are diversified portfolios of common stocks that include three portfolios: 1) the BLUE CHIP GROWTH FUND emphasizes investments in "blue chip" growth companies; 2) the OPPORTUNITY FUND emphasizes investments in "blue chip" companies in addition to emerging growth companies - the "blue chips" of tomorrow; 3) the REYNOLDS FUND is a general stock fund that owns companies of all types and sizes.



 Our U.S. GOVERNMENT BOND and MONEY MARKET FUND are intended to meet the income needs of our shareholders. Our Money Market Fund offers free checkwriting.



 Included with this Prospectus you should receive an Annual Report (or Semiannual report when appropriate) describing the holdings of all the Reynolds Funds. The share purchase application is in the center of this Prospectus. In addition we have a full range of retirement accounts including IRAs, IRA Rollovers and other retirement vehicles. You can request an IRA kit or other retirement plan information that will have all the applications and forms.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(800) 773-9665                                                 (800) 7REYNOLDS
Wood Island, Third Floor o 80 East Sir Francis Drake Boulevard o Larkspur, California 94939

                               TABLE OF CONTENTS


Summary Information
  about the Reynolds Funds                                                   1

Investment Objectives and Strategies                                         9

Management of the Funds                                                     10

The Funds' Share Price                                                      11

Purchasing Shares                                                           11

Redeeming Shares                                                            14

Exchanging Shares                                                           16

Dividends, Distributions and Taxes                                          17

Account Services and Policies                                               17

Financial Highlights                                                        18

Purchase Application                                                Centerfold


                              SUMMARY INFORMATION
                            ABOUT THE REYNOLDS FUNDS

THE REYNOLDS STOCK FUNDS


INVESTMENT OBJECTIVES


  REYNOLDS BLUE CHIP GROWTH FUND

 Reynolds Blue Chip Growth Fund seeks long-term capital appreciation.

  REYNOLDS OPPORTUNITY FUND

 Reynolds Opportunity Fund seeks long-term capital appreciation.

  REYNOLDS FUND

 Reynolds Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES



 Each of the Reynolds Stock Funds generally invests in common stocks of United States companies. Also each of the Reynolds Stock Funds generally invests in "growth" companies. These are companies that our investment adviser believes will have growth that is faster than the average publicly traded company. Our Adviser believes that when a company grows faster than the economy in general, the market will eventually recognize this successful long-term record by valuing the company's stock at a higher price.



 Many of these companies are well-established growth companies commonly referred to as "blue chip" companies. The "blue chip" companies invested in by the Reynolds Stock Funds are important factors in their respective industries and their stocks are widely held by individual and institutional investors. When purchasing "blue chip" companies for the Reynolds Stock Funds our Adviser looks for companies that have some or all of the following attributes:



 o  a presence in expanding industries

 o  a superior and pragmatic growth strategy

 o  proprietary products, processes or services

 o  a potential for above-average unit and earnings growth



 Each of the Reynolds Stock Funds, and particularly the Opportunity Fund, will invest in companies which are not now "blue chip" companies, but which our Adviser believes have the potential to become "blue chip" companies. Many of these companies are smaller capitalization companies. When purchasing companies that are not now "blue chip" companies, but which have the potential to become "blue chip" companies, our Adviser looks for companies that may be:



 o  leading companies in smaller industries

 o lesser known companies moving from a lower to a higher market share position within their industry group



 The Reynolds Fund is a general stock fund. While it will generally invest in "growth" companies, it may also invest in "value" stocks. The Reynolds Fund also may purchase securities with borrowed funds.



 Our Adviser bases investment decisions on company specific factors (bottom-up investment approach) and general economic conditions (top-down approach) when selecting investments for the Reynolds Stock Funds. Each of the Reynolds Stock Funds is widely diversified and our Adviser will try to have each of the Funds invest in a number of industries. Our Adviser also believes in investing in a number of companies in each industry if the companies meet his investment criteria.



PRINCIPAL RISKS


 Investors in the Reynolds Stock Funds may lose money. There are risks associated with investments in the types of securities in which the Reynolds Stock Funds invest. These risks include:

 o MARKET RISK: The prices of the securities in which the Reynolds Stock Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.


 o SMALLER CAPITALIZATION COMPANIES RISK: Each of the Reynolds Stock Funds may invest in smaller capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our investment adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.


 o GROWTH INVESTING RISK: Our investment adviser may be wrong in its assessment of a company's potential for growth and the stocks we hold do not grow as our investment adviser anticipates. From time to time "growth" investing falls out of favor with investors. During these periods, the Reynolds Stock Funds' relative performance may suffer.

 o TECHNOLOGY COMPANIES RISK: Each of the Reynolds Stock Funds may invest in technology companies. Technology companies may be subject to greater business risks and more sensitive to changes in economic conditions than other companies. Company earnings in this sector may fluctuate more than those of other companies because of short product cycles (technological obsoles-cence) and competitive pricing. Investors' enthusiasm for technology stocks can also change dramatically. Accordingly technology stock prices may fall sharply.

 o LEVERAGE RISK (REYNOLDS FUND ONLY): When the Reynolds Fund purchases securities with borrowed funds, it engages in a speculative investment practice called "leverage." When the Reynolds Fund engages in "leverage," it has the potential to incur losses greater than if it had not engaged in leverage.


 o HIGH PORTFOLIO TURNOVER RISK: The Reynolds Stock Funds may incur high portfolio turnover as a consequence of taking temporary defensive positions. Also some investors in the Reynolds Stock Funds may engage in market timing strategies which may necessitate portfolio transactions by the Funds. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which these Funds must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.


 Because of these risks the Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Funds.


PERFORMANCE


 The bar charts and tables that follow provide some indication of the risks of investing in the Reynolds Stock Funds by showing changes in their performance from year to year and how their average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                         REYNOLDS BLUE CHIP GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                         1994                    -0.57%
                         1995                    32.87%
                         1996                    28.22%
                         1997                    31.48%
                         1998                    54.12%
                         1999                    50.98%
                         2000                   -31.82%
                         2001                   -28.98%
                         2002                   -36.56%
                         2003                    41.82%


Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 33.53% (quarter ended December 31, 1999) and the lowest total return for a quarter was -26.18% (quarter ended December 31, 2000).


AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS              PAST          PAST 5        PAST 10
ENDING DECEMBER 31, 2003)             YEAR          YEARS          YEARS
------------------------              ----          -----          -----
Reynolds Blue Chip
  Growth Fund
    Return Before Taxes              41.82%         -8.04%         8.49%
    Return After Taxes
      on Distributions(1)<F1>        41.82%         -8.04%         8.31%
    Return After Taxes
      on Distributions and
      Sale of Fund Shares(1)<F1>     27.19%         -6.64%         7.45%
S&P 500(2)<F2>(3)<F3>                28.68%         -0.57%        11.07%


(1)<F1> After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3)<F3>   Reflects no deduction for fees, expenses or taxes.

                           REYNOLDS OPPORTUNITY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                         1994                     1.69%
                         1995                    36.27%
                         1996                    14.13%
                         1997                    14.58%
                         1998                    59.14%
                         1999                    71.58%
                         2000                   -35.65%
                         2001                   -31.12%
                         2002                   -42.15%
                         2003                    76.83%


Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 42.20% (quarter ended December 31, 1999) and the lowest total return for a quarter was -29.36% (quarter ended September 30, 2001).


AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS              PAST          PAST 5        PAST 10
ENDING DECEMBER 31, 2003)             YEAR          YEARS          YEARS
-------------------------             ----          -----          -----
Reynolds
  Opportunity Fund
    Return Before Taxes              76.83%         -4.90%          8.42%
    Return After Taxes
      on Distributions(1)<F4>        75.91%         -5.10%          8.25%
    Return After Taxes
      on Distributions and
      Sale of Fund Shares(1)<F4>     51.15%         -4.10%          7.46%
S&P 500(2)<F5>                       28.68%         -0.57%         11.07%


(1)<F4> After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F5>   Reflects no deduction for fees, expenses or taxes.

                                 REYNOLDS FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                         2000                   -40.70%
                         2001                   -33.41%
                         2002                   -42.00%
                         2003                   121.94%



Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 55.56% (quarter ended June 30, 2003) and the lowest total return for a quarter was -37.14% (quarter ended December 31, 2000).



                                                                 SINCE THE
AVERAGE ANNUAL TOTAL                                           INCEPTION DATE
RETURNS (FOR THE PERIODS                        PAST            OF THE FUND
ENDING DECEMBER 31, 2003)                       YEAR         (OCTOBER 1, 1999)
-------------------------                       ----         -----------------
Reynolds Fund
    Return Before Taxes                       121.94%              -7.80%
    Return After Taxes
      on Distributions(1)<F6>                 121.94%              -7.80%
    Return After Taxes
      on Distributions and
      Sale of Fund Shares(1)<F6>               79.26%              -6.49%
S&P 500(2)<F7>                                 28.68%              -1.88%


(1)<F6> After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F7>   Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

 The table below describes the fees and expenses that you may pay if you buy and hold shares of the Reynolds Stock Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                               REYNOLDS
                               BLUE CHIP          REYNOLDS
                                GROWTH          OPPORTUNITY     REYNOLDS
                                 FUND               FUND          FUND
                               ---------        -----------     --------
Maximum Sales                  No Sales         No Sales         No Sales
  Charge (Load)                Charge           Charge           Charge
  Imposed on
  Purchases (as a
  percentage of
  offering price)
Maximum                        No               No               No
  Deferred Sales               Deferred         Deferred         Deferred
  Charge (Load)                Sales            Sales            Sales
                               Charge           Charge           Charge
Maximum Sales                  No Sales         No Sales         No Sales
  Charge (Load)                Charge           Charge           Charge
  Imposed on
  Reinvested
  Dividends And
  Distributions
Redemption Fee                 None(1)<F8>      None(1)<F8>      None(1)<F8>
Exchange Fee                   None             None             None

(1)<F8>  Our transfer agent charges a fee of $15.00 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management Fees                1.00%            1.00%            1.00%
Distribution and/or
  Service (12b-1) Fees         0.04%            0.04%            0.04%
Other Expenses
  Interest Expense             0.02%            0.04%            0.89%
  All Remaining
    Other Expenses             0.68%            0.94%            0.95%
  Total Other Expenses         0.70%            0.98%            1.84%
Total Annual Fund
  Operating Expenses           1.74%            2.02%            2.88%
Expense
  Reimbursement                   --               --           (0.06%)(2)<F9>
Net Expenses                   1.74%            2.02%            2.82%



(2)<F9> The Adviser has agreed to reimburse the Reynolds Fund to the extent necessary to insure that Total Annual Fund Operating Expenses (less Interest Expense) do not exceed 1.99%.


EXAMPLE

 This Example is intended to help you compare the cost of investing in the Reynolds Stock Funds with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                      1 YEAR        3 YEARS        5 YEARS        10 YEARS
                      ------        -------        -------        --------

Reynolds
  Blue Chip
  Growth Fund          $177           $548            $944         $2,052

Reynolds
  Opportunity
  Fund                 $205           $634          $1,088         $2,348

Reynolds
  Fund                 $285           $874          $1,489         $3,147


THE REYNOLDS INCOME FUNDS


INVESTMENT OBJECTIVES


  REYNOLDS U.S. GOVERNMENT BOND FUND

 Reynolds U.S. Government Bond Fund seeks a high level of current income.

  REYNOLDS MONEY MARKET FUND

 Reynolds Money Market Fund seeks to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value.


PRINCIPAL INVESTMENT STRATEGIES


REYNOLDS U.S. GOVERNMENT BOND FUND


 The U.S. Government Bond Fund primarily invests in U.S. Government securities, although it may also invest in other debt securities rated at least AA by a nationally recognized rating agency. The U.S. Government Bond Fund invests both in U.S. Treasury obligations and in obligations, such as mortgage-backed securities, issued by agencies or instrumentalities of the U.S. Government. Not all obligations issued by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Treasury.



 The average maturity of the obligations held by the U.S. Government Bond Fund generally ranges from one to ten years. The Adviser reviews the economic outlook, and the direction in which inflation and interest rates are expected to move before selecting individual securities for the U.S. Government Bond Fund. The Adviser reviews the economic environment and its potential effect on the credit rating of any of the issuing entities.



 Our Adviser takes a "top-down" investment approach when selecting investments for the U.S. Government Bond Fund. When our Adviser believes interest rates will decline, the U.S. Government Bond Fund will likely hold securities having a longer maturity than when our Adviser believes interest rates will rise.



 The U.S. Government Bond Fund may also invest in money market instruments such as commercial paper, commercial paper master demand notes and United States Treasury Bills during periods when our Adviser expects interest rates to rise, and to pay expenses or satisfy redemption requests.


REYNOLDS MONEY MARKET FUND


 The Money Market Fund invests exclusively in high quality dollar-denominated debt obligations with remaining maturities of 397 days or less (as determined in accordance with the rules of the Securities and Exchange Commission). The Money Market Fund will maintain an average portfolio maturity of 90 days or less. Our Adviser takes a "top-down" investment approach when selecting investments for the Money Market Fund.


 The Money Market Fund will invest only in securities which are rated in the highest category by at least two nationally recognized rating agencies.

 The money market instruments that the Money Market Fund may purchase include:

   o  commercial paper and commercial paper master demand notes;

   o bank obligations, including certificates of deposit, time deposits and bankers' acceptances;

   o U.S. Government securities and repurchase agreements secured by U.S. Government securities.


PRINCIPAL RISKS


REYNOLDS U.S. GOVERNMENT BOND FUND

 Investors in the U.S. Government Bond Fund may lose money. There are risks associated with investments in the types of securities in which the U.S. Government Bond Fund invests. These risks include:

   o MARKET RISK: The prices of the securities in which the U.S. Government Bond Fund invests may decline for a number of reasons.

   o INTEREST RATE RISK: In general, the value of bonds and other debt securities rises when interest rates fall and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. The U.S. Government Bond Fund may invest in zero coupon U.S. Treasury securities which are generally subject to greater fluctuation in value due to changing interest rates than debt obligations which pay interest currently. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

   o CREDIT RISK: The issuers of the bonds and other debt securities held by the U.S. Government Bond Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

   o PREPAYMENT RISK: Issuers of securities held by the U.S. Government Bond Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

   o HIGH PORTFOLIO TURNOVER RISK: Although the U.S. Government Bond Fund does not attempt to achieve its investment objective by active and frequent trading of securities, it may incur high portfolio turnover when issuers prepay principal. High portfolio turnover necessarily results in correspondingly greater transaction costs which the U.S. Government Bond Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

REYNOLDS MONEY MARKET FUND

 An investment in the Reynolds Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

   o VARYING INCOME RISK: The rate of income earned on shares of the Money Market Fund will vary from day to day depending on short-term interest rates.

   o LOSS OF PRINCIPAL RISK: It is possible that a major change in interest rates or a default on a security or repurchase agreement could cause the value of your investment to decline.


PERFORMANCE


 The bar charts and tables that follow provide some indication of the risks of investing in the Reynolds Income Funds by showing changes in each Fund's performance from year to year and by showing how the average annual returns of the U.S. Government Bond Fund over various periods compare to the performance of the Lehman Government Bond Index. Please remember that each Fund's past performance (before and after taxes in the case of the U.S. Government Bond
Fund) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                       REYNOLDS U.S. GOVERNMENT BOND FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                         1994                    -5.52%
                         1995                    12.24%
                         1996                     3.56%
                         1997                     5.41%
                         1998                     5.51%
                         1999                     2.87%
                         2000                     6.06%
                         2001                     4.90%
                         2002                     1.57%
                         2003                     0.44%


Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 4.12% (quarter ended June 30, 1995) and the lowest total return for a quarter was -3.69% (quarter ended March 31, 1994).


AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS              PAST          PAST 5        PAST 10
ENDING DECEMBER 31, 2003)             YEAR          YEARS          YEARS
-------------------------             ----          -----          -----
Reynolds U.S.
  Government Bond Fund
    Return Before Taxes              0.44%          3.15%          3.61%
    Return After Taxes
      on Distributions(1)<F10>      -0.11%          1.77%          1.81%
    Return After Taxes
      on Distributions and
      Sale of Fund Shares(1)<F10>    0.29%          1.82%          1.93%
Lehman Government
  Bond Index(2)<F11>(3)<F12>         2.36%          6.26%          6.72%


(1)<F10> After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F11> The Lehman Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). All issues have at least one year to maturity and an outstanding par value of at least $100 million.
(3)<F12>  Reflects no deduction for fees, expenses or taxes.

                           REYNOLDS MONEY MARKET FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                         1994                     3.61%
                         1995                     5.33%
                         1996                     4.82%
                         1997                     4.92%
                         1998                     4.94%
                         1999                     4.56%
                         2000                     5.53%
                         2001                     3.10%
                         2002                     0.89%
                         2003                     0.22%



Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 1.49% (quarter ended December 31, 2000) and the lowest total return for a quarter was 0.03% (quarter ended September 30, 2003).



AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS              PAST          PAST 5        PAST 10
ENDING DECEMBER 31, 2003)             YEAR          YEARS          YEARS
-------------------------             ----          -----          -----
Reynolds Money
  Market Fund                        0.22%          2.84%          3.78%



Note: The Money Market Fund's 7-day yield for the period ended December 31, 2003 was 0.13%. Figures reflect past performance. Yields will vary. You may call 1-800-773-9665 to obtain the Money Market Fund's current 7-day yield.


FEES AND EXPENSES

 The table below describes the fees and expenses that you may pay if you buy and hold shares of the Reynolds Income Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                  REYNOLDS U.S.               REYNOLDS
                                    GOVERNMENT              MONEY MARKET
                                    BOND FUND                   FUND
                                  -------------             ------------
Maximum Sales                      No Sales                 No Sales
  Charge (Load)                    Charge                   Charge
  Imposed on Purchases
  (as a percentage of
  offering price)

Maximum                            No Deferred              No Deferred
  Deferred Sales                   Sales Charge             Sales Charge
  Charge (Load)

Maximum Sales                      No Sales                 No Sales
  Charge (Load)                    Charge                   Charge
  Imposed on
  Reinvested
  Dividends And
  Distributions

Redemption Fee                     None(1)<F13>             None(1)<F13>

Exchange Fee                       None                     None

(1)<F13>  Our transfer agent charges a fee of $15.00 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management Fees                    0.75%                    0.50%

Distribution and/or
  Service (12b-1) Fees             None                     None

Other Expenses
  Interest Expense                 N/A                      0.03%
  All Remaining
    Other Expenses                 1.46%                    1.22%
  Total Other
    Expenses                       1.46%                    1.25%

Total Annual Fund
  Operating Expenses               2.21%(1)<F14>            1.75%(1)<F14>



(1)<F14> Both the U.S. Government Bond Fund and the Money Market Fund had actual Total Annual Fund Operating Expenses (less Interest Expense) for the most recent fiscal year that were less than the amounts shown. Our investment adviser reimbursed each Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed the following amounts:


                 REYNOLDS U.S. GOVERNMENT BOND FUND     0.90%
                 REYNOLDS MONEY MARKET FUND             0.65%


          Our investment adviser may discontinue these reimbursements at any time, but will not do so prior to September 30, 2004.


EXAMPLE

 This Example is intended to help you compare the cost of investing in the Reynolds Income Funds with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 YEAR        3 YEARS        5 YEARS        10 YEARS
                           ------        -------        -------        --------

Reynolds U.S.
  Government
  Bond Fund                 $92            $561          $1,056         $2,423
Reynolds Money
  Market Fund               $66            $440           $838          $1,952


 This Example assumes the expense reimbursement obligations of the investment adviser are in effect for only the first year. Thereafter this Example does not reflect any expense reimbursement obligations.

                             INVESTMENT OBJECTIVES
                                 AND STRATEGIES

THE REYNOLDS STOCK FUNDS


 Each of the Reynolds Stock Funds seeks long-term capital appreciation. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Reynolds Stock Funds might not appreciate and investors could lose money.


 The Reynolds Stock Funds mainly invest in common stocks of United States companies. However, each may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). The Reynolds Stock Funds will not be able to achieve their investment objective of capital appreciation to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.


 When making investment decisions, our Adviser considers the tax consequences of the Funds' portfolio transactions. For example, once our Adviser has determined that a particular company warrants inclusion in the portfolios of one or more of the Reynolds Stock Funds, he may have the Fund(s) hold that company's stock even if the stock is temporarily underperforming.



THE REYNOLDS INCOME FUNDS


 The U.S. Government Bond Fund seeks a high level of current income and the Money Market Fund seeks a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Reynolds Income Funds might not appreciate and investors could lose money.

 The U.S. Government Bond Fund may, in response to adverse market, economic, political or other conditions, take a temporary defensive position. This means it will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent the U.S. Government Bond Fund from achieving its investment objective.

 The Reynolds U.S. Government Bond Fund does not attempt to achieve its investment objective by active and frequent trading of securities.

                            MANAGEMENT OF THE FUNDS

REYNOLDS CAPITAL MANAGEMENT MANAGES THE FUNDS' INVESTMENTS.

 Reynolds Capital Management (the "Adviser") is the investment adviser to each of the Reynolds Funds. The Adviser's address is:

   Wood Island, Third Floor
   80 East Sir Francis Drake Boulevard
   Larkspur, CA  94939

 As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, the Blue Chip Growth Fund, the Opportunity Fund, the Reynolds Fund, the U.S. Government Bond Fund and the Money Market Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

Reynolds Blue Chip Growth Fund                         1.00%
Reynolds Opportunity Fund                              1.00%
Reynolds Fund                                          1.00%
Reynolds U.S. Government Bond Fund                     0.75%
Reynolds Money Market Fund                             0.50%

 Frederick L. Reynolds is primarily responsible for the day-to-day management of the portfolios of the Funds and has been so since their inception. He is their portfolio manager. Mr. Reynolds is the sole proprietor of the Adviser and has been conducting an investment advisory business as Reynolds Capital Management since 1985.

DISTRIBUTION FEES

 Each of the Reynolds Stock Funds (but neither of the Reynolds Income Funds) has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the Reynolds Stock Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

 The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays and weekends. The net asset value of the Bond Fund and the Money Market Fund also will not be determined on days the Federal Reserve is closed. In addition to the days on which the New York Stock Exchange is not open for trading, the Federal Reserve is closed on Columbus Day and Veterans Day. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Since the Money Market Fund holds only money market instruments, all securities it holds are valued at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Funds' corporate address, instead of to its transfer agent, the Funds will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

1. Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums:

   A.  NEW ACCOUNTS
       o   All accounts                               $1,000

   B.  EXISTING ACCOUNTS
       o   Dividend reinvestment                  No Minimum
       o   Automatic Investment
             Plan                                      $  50
       o   All other accounts                          $ 100

3. Complete the Purchase Application within this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-773-9665 or 1-414-765-4124.

4. Make your check payable to the full name of the Reynolds Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

5. Send the application and check to:

   BY FIRST CLASS MAIL

   Reynolds Funds
   c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701

   BY OVERNIGHT DELIVERY
   SERVICE OR EXPRESS
   MAIL

   Reynolds Funds
   c/o U.S. Bancorp Fund Services, LLC
   3rd Floor
   615 East Michigan Street
   Milwaukee, WI 53202-5207

PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-773-9665 or 1-414-765-4124 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:


   U.S. Bank, N.A.
   777 East Wisconsin Avenue
   Milwaukee, WI 53202
   ABA #075000022


   CREDIT:
   U.S. Bancorp Fund Services, LLC
   Account #112-952-137

   FURTHER CREDIT:
   (name of Fund to be purchased)
   (shareholder registration)
   (shareholder account number, if known)

   You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

6. If you wish to make subsequent investments by telephone, you must complete the appropriate section of the Purchase Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House
   (ACH) members may be used for telephone transactions. The option will become effective approximately 15 business days after the application form is received by U.S. Bancorp Fund Services, LLC. Subsequent investments may be made by calling 1-800-773-9665. Purchases must be in amounts of $100 or more and may not be used for initial purchases of a Fund's shares. To have your Fund shares purchased at the offering price determined at the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such a date. Most transfers are completed within one business day.

PURCHASING SHARES FROM BROKER-DEALERS,
FINANCIAL INSTITUTIONS AND OTHERS

 Some broker-dealers may sell shares of the Reynolds Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

 The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

 o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

 o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

 o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

 o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.


 o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


 If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

 The Funds may reject any Purchase Application for any reason. The Funds will not accept purchase orders made by telephone unless a shareholder has elected the telephone purchase option or the purchase order is from a Servicing Agent which has an agreement with the Fund. Shares of the U.S. Government Bond Fund are not available to residents in certain states. Shares of the Funds have not been registered for sale outside of the United States.

 The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.

 The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer the following retirement plans:

 o  Traditional IRA

 o  Roth IRA

 o  Coverdell Education Savings Account

 o  SEP-IRA

 o  Simple IRA

 o  401(k) Plan

 o  403 (b)(7) Custodial Accounts

 Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-773-9655. The Reynolds Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

1. Prepare a letter of instruction containing:

   o   the name of the Fund(s)

   o   account number(s)

   o   the amount of money or number of shares being redeemed

   o   the name(s) on the account

   o   daytime phone number

   o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-773-9655 or 1-414-765-4124 if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

   o   The redemption request exceeds $25,000

   o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

   o The redemption proceeds are to be sent to an address other than the address of record

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

4. Send the letter of instruction to:

   BY FIRST CLASS MAIL

   Reynolds Funds
   c/o U.S. Bancorp Fund Services, LLC
   Shareholder Services Center
   P. O. Box 701
   Milwaukee, WI  53201-0701

   BY OVERNIGHT DELIVERY
   SERVICE OR EXPRESS MAIL

   Reynolds Funds
   c/o U.S. Bancorp Fund Services, LLC
   3rd Floor
   615 East Michigan Street
   Milwaukee, WI  53202-5207

PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans cannot be redeemed by telephone.

2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

3. Call U.S. Bancorp Fund Services, LLC at 1-800-773-9665 or 1-414-765-4124.
   PLEASE DO NOT CALL THE FUND OR THE ADVISER.

4. Telephone redemptions must be in amounts of $1,000 or more.

HOW TO REDEEM (SELL) SHARES THROUGH
SERVICING AGENTS

 If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

HOW TO REDEEM (SELL) SHARES BY
WRITING CHECKS

(MONEY MARKET FUND ONLY)

1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares of the Money Market Fund by writing checks on your account. This can be done by completing the appropriate section on the Purchase Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered.

2. Shares redeemed by check will continue earning interest until the check clears. Because dividends on the Money Market Fund accrue daily, you should not try to close your Money Market Fund account by writing a check.

3. You will be charged the following fees when exercising the check writing privilege:

     o  Checks                             $4 per check book
     o  Stop Payment                         $25 per request
     o  Insufficient Funds                     $25 per check

4. The Money Market Fund may modify or terminate the check writing privilege at any time. Please call U.S. Bancorp Fund Services, LLC at 1-800-773-9665 if you have any questions.

REDEMPTION PRICE

 The redemption price per share you receive for redemption requests is the next determined net asset value after:


 o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information; or



 o If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


PAYMENT OF REDEMPTION PROCEEDS

 o For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

 o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

 o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

 When redeeming shares of the Funds, shareholders should consider the following:

 o   The redemption may result in a taxable gain.

 o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

 o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

 o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

 o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

 o The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

 o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

 o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

 o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

 Shares of any of the Reynolds Funds may be exchanged for shares of any other Reynolds Fund at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

1. Read this Prospectus carefully.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

3. Call U.S. Bancorp Fund Services, LLC at 1-800-773-9665. You may also make an exchange by writing to Reynolds Funds, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

 Each of the Reynolds Stock Funds distributes substantially all of its net investment income and substantially all of its capital gains annually. Each of the Reynolds Income Funds distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. It is very unlikely that the Money Market Fund would distribute any capital gains. You have four distribution options:

 o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

 o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

 o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

 o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

 You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-773-9665.

 Although the U.S. Government Bond Fund and the Money Market Fund pay income dividends monthly, they declare daily as a dividend their net investment income for that day. When you purchase shares of either of these Funds, you will begin to earn dividends the first business day following your purchase. When you redeem your shares, you will receive the dividend these Funds declare on the redemption date. If you redeem less than all of the shares in your account, you will receive any unpaid dividend on the next monthly payment date. If you redeem all of the shares in your account, you will receive any unpaid dividends with the redemption proceeds. These Funds include income earned on weekends and holidays in the dividend declared on the preceding business day.


 Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Blue Chip Fund, the Opportunity Fund and the Reynolds Fund expect that their distributions will consist primarily of long-term capital gains. The Reynolds Income Funds expect that their distributions will consist primarily of ordinary income.


                         ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION

 Through an electronic Voice Response Unit (VRU) the Funds offer 24-hour-a-day shareholder service both by telephone and on the Internet. Just call 1-800-773-9665 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEB SITE

 Visit Reynolds Funds' site at:
                          http://www.reynoldsfunds.com

 You can view your account list, account detail (including account balances), transaction history, distributions and Fund prices through the Funds' Web site. The Funds are committed to protecting your personal financial security and have strict measures in place to ensure that others will never have access to your personal financial information.

 Once you have established an account in a Reynolds Fund, and you have received your account number, you can go to our website at www.reynoldsfunds.com to establish a personal identification number ("PIN") which allows you to access your account information online. If you forget, misplace or have difficulty establishing your PIN online, please contact a Shareholder Services Representative at 1-800-773-9665.

                              FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand a Fund's financial performance for the period of its operations for the Reynolds Fund and for the past five fiscal years of operations for the other Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

                         REYNOLDS BLUE CHIP GROWTH FUND


                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2003           2002           2001           2000           1999
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                       $19.61         $29.73         $66.57         $53.98         $36.95
Income from investment operations:
   Net investment loss*<F15>                              (0.22)         (0.25)         (0.38)         (0.51)         (0.33)
   Net realized and unrealized gain (loss)
     on investments                                        8.54          (9.87)        (36.46)         13.11          18.01
                                                         ------         ------         ------         ------         ------
Total from investment operations                           8.32         (10.12)        (36.84)         12.60          17.68

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distributions from net realized gains                     --             --             --          (0.01)         (0.65)
                                                         ------         ------         ------         ------         ------
Total from distributions                                     --             --             --          (0.01)         (0.65)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $27.93         $19.61         $29.73         $66.57         $53.98
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                  42.43%        (34.04%)       (55.34%)        23.34%         48.56%

SUPPLEMENTAL DATA
AND RATIOS:
   Net assets, end of year (in 000s $)                  138,903         80,033        182,742        583,884        386,951
   Ratio of operating expenses before
     interest expense to average net assets               1.72%          1.49%          1.34%          1.29%          1.45%
   Ratio of interest expense to average net assets        0.02%          0.02%          0.01%          0.00%            N/A
   Ratio of net investment loss
     to average net assets                               (0.88%)        (0.82%)        (0.82%)        (0.84%)        (0.63%)
   Portfolio turnover rate                                83.7%          67.0%          35.8%          17.3%           6.2%



*<F15> In 2003, 2002, 2001 and 1999, net investment loss per share is calculated using average shares outstanding. In 2000 net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.


                           REYNOLDS OPPORTUNITY FUND


                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2003           2002           2001           2000           1999
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                       $11.24         $16.82         $43.31         $34.23         $21.88
Income from investment operations:
   Net investment loss*<F16>                              (0.23)         (0.23)         (0.37)         (0.56)         (0.34)
   Net realized and unrealized gain (loss)
     on investments                                        7.27          (5.31)        (25.47)          9.74          13.19
                                                         ------         ------         ------         ------         ------
Total from investment operations                           7.04          (5.54)        (25.84)          9.18          12.85

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distributions from net realized gains                     --          (0.04)         (0.65)         (0.10)         (0.50)
                                                         ------         ------         ------         ------         ------
Total from distributions                                     --          (0.04)         (0.65)         (0.10)         (0.50)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $18.28         $11.24         $16.82         $43.31         $34.23
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                  62.63%        (33.02%)       (60.44%)        26.91%         59.98%

SUPPLEMENTAL DATA
AND RATIOS:
   Net assets, end of year (in 000s $)                   26,446         14,065         27,794        104,610         97,317
   Ratio of operating expenses before
     interest expense to average net assets               1.98%          1.84%          1.69%          1.31%          1.52%
   Ratio of interest expense to average net assets        0.04%          0.03%          0.05%          0.00%            N/A
   Ratio of net investment loss
     to average net assets                               (1.56%)        (1.33%)        (1.29%)        (0.97%)        (1.07%)
   Portfolio turnover rate                                88.4%         195.0%          74.0%           8.8%          30.3%



*<F16> In 2003, 2002, 2001 and 1999, net investment loss per share is calculated using average shares outstanding. In 2000 net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.


                                 REYNOLDS FUND


                                                                                  FOR THE YEARS ENDED SEPTEMBER 30,
                                                                         ----------------------------------------------------
                                                                         2003           2002           2001        2000*<F17>
                                                                         ----           ----           ----        ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                      $ 3.01         $ 4.35         $13.14         $10.00
Income from investment operations:
   Net investment loss                                                   (0.11)         (0.06)         (0.09)         (0.12)
   Net realized and unrealized gain (loss) on securities                  3.11          (1.28)         (8.70)          3.26
                                                                        ------         ------         ------         ------
Total from investment operations                                          3.00          (1.34)         (8.79)          3.14

Less distributions:
   Dividend from net investment income                                      --             --             --             --
   Distribution from net realized gains                                     --             --             --             --
                                                                        ------         ------         ------         ------
Total from distributions                                                    --             --             --             --
                                                                        ------         ------         ------         ------
Net asset value, end of year                                            $ 6.01         $ 3.01         $ 4.35         $13.14
                                                                        ------         ------         ------         ------
                                                                        ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                                 99.67%        (30.80%)       (66.89%)        31.40%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (in 000s $)                                  32,728         10,481         20,136         69,255
   Ratio of operating expenses before
     interest expense to average net assets**<F18>                       1.93%          1.85%          1.51%          1.45%
   Ratio of interest expense to average net assets                       0.89%          0.22%          0.15%          0.00%
   Ratio of net investment loss to average net assets***<F19>           (2.41%)        (1.41%)        (0.89%)        (1.16%)
   Portfolio turnover rate                                              119.9%         408.5%         275.5%          23.6%



  *<F17>   Commencement of operations October 1, 1999.
 **<F18> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the year ended September 30, 2003, the ratio would have been 1.99%.
***<F19> If the Fund had paid all of its expenses for the year ended September 30, 2003, the ratio would have been (2.47%).


                       REYNOLDS U.S. GOVERNMENT BOND FUND


                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2003           2002           2001           2000           1999
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                       $ 9.72         $ 9.77         $ 9.62         $ 9.65         $ 9.81
Income from investment operations:
   Net investment income                                   0.15           0.22           0.43           0.49           0.47
   Net realized and unrealized (loss) gain
     on investments                                       (0.06)         (0.05)          0.15          (0.03)         (0.16)
                                                         ------         ------         ------         ------         ------
Total from investment operations                           0.09           0.17           0.58           0.46           0.31

Less distributions:
   Dividends from net investment income                   (0.15)         (0.22)         (0.43)         (0.49)         (0.47)
   Distribution from net realized gains                      --             --             --             --             --
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (0.15)         (0.22)         (0.43)         (0.49)         (0.47)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $ 9.66         $ 9.72         $ 9.77         $ 9.62         $ 9.65
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                   0.80%          1.72%          6.19%          4.85%          3.18%

SUPPLEMENTAL DATA
AND RATIOS:
   Net assets, end of year (in 000s $)                    3,282          3,733          4,586          4,575          4,135
   Ratio of expenses (after reimbursement)
     to average net assets*<F20>                          0.90%          0.90%          0.90%          0.90%          0.90%
   Ratio of net investment income
     to average net assets**<F21>                         1.55%          2.24%          4.50%          5.04%          4.78%
   Portfolio turnover rate                               190.0%         138.1%          18.6%          17.0%             --



 *<F20> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 2.21%, 2.00%, 2.09%, 1.93% and 2.15% for the years ended September 30, 2003, 2002, 2001, 2000 and 1999, respectively.
**<F21> The ratios of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 2003, 2002, 2001, 2000 and 1999 would have been 0.24%,
          1.14%, 3.31%, 4.01% and 3.53%, respectively.


                           REYNOLDS MONEY MARKET FUND


                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2003           2002           2001           2000           1999
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                       $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
Income from investment operations:
   Net investment income                                   0.00           0.01           0.04           0.05           0.04

Less distributions:
   Dividends from net investment income                   (0.00)         (0.01)         (0.04)         (0.05)         (0.04)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                   0.38%          1.03%          4.29%          5.34%          4.46%

SUPPLEMENTAL DATA
AND RATIOS:
   Net assets, end of year (in 000s $)                    5,188          9,716         15,467         28,210         16,462
   Ratio of operating expenses before
     interest expense (after reimbursement)
     to average net assets*<F22>                          0.65%          0.65%          0.65%          0.65%          0.65%
   Ratio of interest expense to average net assets        0.03%          0.02%          0.01%          0.01%            N/A
   Ratio of net investment income
     to average net assets**<F23>                         0.42%          1.08%          4.29%          5.24%          4.35%



 *<F22> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.72%, 1.22%, 1.09%, 1.16% and 1.37% for the years ended September 30, 2003, 2002, 2001, 2000 and 1999, respectively.
**<F23> If the Fund had paid all of its expenses, the ratios would have been (0.65%), 0.51%, 3.85%, 4.74% and 3.63% for the years ended September
          30, 2003, 2002, 2001, 2000 and 1999, respectively.



                           NOT PART OF THE PROSPECTUS

                              REYNOLDS FUNDS, INC.
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

o Information we receive from you on or in applications or other forms, correspondence or conversations.

o  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.


                                 REYNOLDS FUNDS
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939
                             www.reynoldsfunds.com

                               BOARD OF DIRECTORS
                                DENNIS N. MOSER
                             FREDERICK L. REYNOLDS
                               ROBERT E. STAUDER

                               INVESTMENT ADVISER
                          REYNOLDS CAPITAL MANAGEMENT
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLP
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-773-9665
                               OR 1-800-7REYNOLDS
                                 1-414-765-4124

                                   CUSTODIAN
                   U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

 To learn more about the Reynolds Funds you may want to read the Reynolds Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Reynolds Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

 You also may learn more about the Reynolds Funds' investments by reading the Reynolds Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

 The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-773-9665.

 Prospective investors and shareholders who have questions about the Reynolds Funds may also call the above number or write to the following address:

 The Reynolds Funds, Inc.
 Wood Island, Third Floor
 80 East Sir Francis Drake Boulevard
 Larkspur, CA 94939

 The general public can review and copy information about the Reynolds Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Reynolds Funds are also available on the EDGAR database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

 Public Reference Section
 Securities and Exchange Commission
 Washington, D.C.  20549-0102

 Please refer to the Reynolds Funds' Investment Company Act File No. 811-05549, when seeking information about the Reynolds Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2004
for the REYNOLDS FUNDS







Reynolds Stock Funds                         Reynolds Income Funds
--------------------                         ---------------------
Reynolds Fund                                Reynolds U.S. Government Bond Fund
Reynolds Blue Chip Growth Fund               Reynolds Money Market Fund
Reynolds Opportunity Fund


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Reynolds Funds, Inc. dated January 31, 2004. Requests for copies of the Prospectus should be made in writing to Reynolds Funds, Inc., Wood Island, Third Floor, 80 East Sir Francis Drake Boulevard, Larkspur, California 94939, Attention: Corporate Secretary, or by calling 1-800-773-9665.

     The following audited financial statements are incorporated by reference to the Annual Report, dated September 30, 2003 of Reynolds Funds, Inc. (File No. 811-05549) as filed with the Securities and Exchange Commission on December 5, 2003:

                  Statements of Net Assets
                  Statements of Operations
                  Statement of Cash Flows (Reynolds Fund only)
                  Statements of Changes in Net Assets
                  Financial Highlights
                  Notes to Financial Statements
                  Report of Independent Auditors


     The Annual Report is available without charge, upon request. To request either report, call 1-800-773-9665.

                              REYNOLDS FUNDS, INC.
                            Wood Island, Third Floor
                         80 East Sir Francis Drake Blvd.
                           Larkspur, California 94939

                                 REYNOLDS FUNDS

                                Table of Contents
                                -----------------

                                                                        Page No.
                                                                        -------

FUND HISTORY AND CLASSIFICATION.............................................1

INVESTMENT RESTRICTIONS.....................................................1

INVESTMENT CONSIDERATIONS...................................................4

DIRECTORS AND OFFICERS OF THE COMPANY......................................16

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS.........................20

INVESTMENT ADVISER AND ADMINISTRATOR.......................................23

DETERMINATION OF NET ASSET VALUE...........................................26

DISTRIBUTION OF SHARES.....................................................27

RETIREMENT PLANS...........................................................28

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES..........................32

SYSTEMATIC WITHDRAWAL PLAN.................................................32

SYSTEMATIC EXCHANGE PLAN...................................................33


REDEMPTION OF SHARES.......................................................34


ALLOCATION OF PORTFOLIO BROKERAGE..........................................34

PERFORMANCE AND YIELD INFORMATION..........................................35

CUSTODIAN..................................................................42


TAXES......................................................................43


CAPITAL STRUCTURE..........................................................44


SHAREHOLDER MEETINGS.......................................................45


INDEPENDENT ACCOUNTANTS....................................................46

DESCRIPTION OF SECURITIES RATINGS..........................................46




     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2004 and, if given or made, such information or representations may not be relied upon as having been authorized by Reynolds Funds, Inc.


     The Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

     Reynolds Funds, Inc. (the "Company") is an open-end management investment company consisting of five diversified portfolios, Reynolds Fund, Reynolds Blue Chip Growth Fund (the "Blue Chip Fund"), Reynolds Opportunity Fund (the "Opportunity Fund"), Reynolds U.S. Government Bond Fund (the "Bond Fund") and Reynolds Money Market Fund (the "Money Market Fund"). (The Reynolds Fund, the Blue Chip Fund, the Opportunity Fund, the Bond Fund and the Money Market Fund are sometimes collectively referred to as the "Funds"). The Company is registered under the Investment Company Act of 1940 (the "Act"). The Company was incorporated as a Maryland corporation on April 28, 1988.

                             INVESTMENT RESTRICTIONS

     Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy. Each Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

     1. None of the Funds will concentrate 25% or more of its total assets in any one industry. This restriction does not apply: (a) for the Blue Chip Fund and the Money Market Fund only, to obligations issued and guaranteed by the United States Government or its agencies; (b) for the Reynolds Fund, the Opportunity Fund and the Bond Fund only, to obligations issued and guaranteed by the United States Government, its agencies or instrumentalities; and (c) for the Money Market Fund only, to obligations issued by domestic branches of U.S. banks.

     2. Each of the Funds will diversify its assets in different issuers and will not invest more than 5% of its assets in any one issuer (except that up to 25% of the value of each Fund's total assets may be invested without regard to this limitation). This restriction does not apply: (a) for the Blue Chip Fund and the Money Market Fund only, to obligations issued or guaranteed by the United States Government or its agencies; and (b) for the Reynolds Fund, the Opportunity Fund and the Bond Fund only, to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     3. None of the Funds will make investments for the purpose of exercising control or management of any company. As a result, none of the Funds will invest in securities of any single issuer if, as a result of such investment, such Fund would own more than 10% of the outstanding voting securities of such issuer.

     4. None of the Funds, except the Reynolds Fund, will borrow money, except for temporary bank borrowings (not in excess of 20% of the value of such Fund's net assets taken at acquisition cost or market value, whichever is lower) for extraordinary or emergency purposes, and none of the Funds, except the Reynolds Fund, will pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of such Fund's net assets taken at acquisition cost or market value, whichever is lower. None of the Funds, except the Reynolds Fund, will purchase securities while it has any outstanding borrowings. The Reynolds Fund may borrow money to the extent permitted by the Act, and may pledge or hypothecate its assets to secure borrowings.


     5. None of the Funds will lend money (except by purchasing publicly-distributed debt securities or entering into repurchase agreements, provided that repurchase agreements will not exceed 5% of either the Blue Chip Fund's or the Opportunity Fund's net assets and repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the net assets of the Blue Chip Fund, the Opportunity Fund, the Bond Fund and the Money Market Fund, and will not exceed 15% of the net assets of the Reynolds
Fund) or, except for the Reynolds Fund, will lend its portfolio securities. The Funds will only invest in repurchase agreements which are fully collateralized and will monitor, on a continuous basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price. In addition, the Company's officers under the supervision of the Board of Directors will monitor, on a continuous basis, the creditworthiness of the issuing broker, dealer or bank. The Reynolds Fund may make loans of portfolio securities to the extent permitted by the Act.


     6. None of the Funds will purchase securities on margin, purchase warrants, participate in a joint-trading account, sell securities short, or write or purchase put or call options; provided, however, that (a) the Blue Chip Fund's or the Opportunity Fund's purchase of stock index options may account for up to 5% of the applicable Fund's assets, and each of such Funds may enter into closing transactions; (b) the Opportunity Fund may invest up to 5% of its assets in rights and warrants to purchase equity securities; and (c) the Reynolds Fund may purchase warrants, sell securities short, and write or purchase put or call options to the extent permitted by the Act.

     7. None of the Funds will act as an underwriter or distributor of securities other than shares of the Company (except to the extent that any Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

     8. None of the Funds will purchase any interest in any oil, gas or any other mineral exploration or development program.

     9. None of the Funds will purchase or sell real estate or real estate mortgage loans.

     10. None of the Funds will purchase or sell commodities or commodities contracts, including futures contracts.

     11. The Money Market Fund will not purchase common stocks, preferred stocks, warrants or other equity securities.

     Each of the Funds has adopted several other investment restrictions which are not fundamental policies and which may be changed by the Company's Board of Directors without shareholder approval. These additional restrictions are as follows:

     1. None of the Funds will invest more than 5% of such Fund's total assets in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.


     2. None of the Funds will purchase securities of foreign issuers on foreign markets; however, the Blue Chip Fund may invest not more than 15% of its total assets, and each of the Opportunity Fund and the Reynolds Fund may invest not more than 25% of its total assets, in securities of foreign issuers in the form of American Depository Receipts ("ADRs") and the Money Market Fund may invest not more than 25% of its total assets in dollar-denominated obligations of foreign banks and foreign branches of domestic banks.


     3. None of the Funds will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund or (b) securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission, and where no more than 10% of the value of such Fund's total assets would be invested in such securities and no more than 5% of such Fund's net assets would be invested in shares of any one registered investment company.

     4. None of the Funds will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Funds' investment adviser.

     5. None of the Funds will acquire or retain any security issued by a company if any of the directors or officers of the Company or directors, officers or other affiliated persons of the Funds' investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

     6. The Opportunity Fund will not invest more than 2% of its net assets in warrants not listed on either the New York Stock Exchange or the American Stock Exchange.

     The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings. If these restrictions (except for those percentage restrictions relating to investments in illiquid securities and bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Funds' fundamental restrictions will be deemed to have occurred. Any changes in the Funds' investment restrictions made by the Board of Directors of the Company will be communicated to shareholders of the appropriate Fund(s) prior to their implementation.

     In accordance with Rule 35d-1 under the Act, it is a non-fundamental policy of the Bond Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Bond Fund's name. If the Company's Board of Directors determines to change this non-fundamental policy for the Bond Fund, the Bond Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

                            INVESTMENT CONSIDERATIONS

     The prospectus for the Funds describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Concentration

     As set forth above under the caption "INVESTMENT RESTRICTIONS," none of the Funds (subject to certain exceptions) may concentrate 25% or more of its total assets in any one industry. The Company will use the industry classifications of The Value Line Investment Survey ("Value Line") for purposes of determining whether a Fund has concentrated its investments in a particular industry.


     As set forth above under the caption "INVESTMENT RESTRICTIONS," the Money Market Fund may concentrate 25% or more of its total assets in obligations issued by domestic branches of U.S. banks. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Money Market Fund are insured by the FDIC (although such insurance may not be of material benefit to the Money Market Fund, depending upon the principal amount of the CDs of each bank held by such Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.


Money Market Instruments

     The Reynolds Stock Funds (i.e. the Reynolds Fund, the Blue Chip Fund and the Opportunity Fund) and the Bond Fund may invest in cash and money market securities. These Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which they invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements. (The Money Market Fund invests at all times in cash and securities that are permitted investments to money market funds under Rule 2a-7 under the Act.)

     The Reynolds Stock Funds and the Bond Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). (The Money Market Fund will invest in such securities only if they are in the highest rating category of two NRSROs). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

     All of the Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

Investment Grade Investments

     The Reynolds Stock Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income (with respect to the Blue Chip Fund) and possible capital gains at those times when the Funds' investment adviser, Reynolds Capital Management (Frederick L. Reynolds, sole proprietor) (the "Adviser"), believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Reynolds Stock Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor's Corporation (AAA and AA) or Moody's Investors Service, Inc. (Aaa and Aa). In the event a non-convertible bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a bond or debenture is downgraded below investment grade, the Reynolds Stock Funds will promptly dispose of such bond or debenture, unless the Adviser believes it disadvantageous to the Funds to do so.

Convertible Securities

     Each of the Reynolds Stock Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Reynolds Stock Funds may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

     Investments in convertible securities rated less than investment grade ("high yield convertible securities") are subject to a number of risk factors. The market for high yield convertible securities is subject to substantial volatility. Issuers of high yield convertible securities may be of low creditworthiness and high yield convertible securities are likely to be subordinated to the claims of senior lenders. The secondary market for high yield convertible debt securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Funds to value accurately such securities or dispose of them.

Government Obligations

     Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

     Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Zero Coupon Treasury Securities

     Each of the Funds may invest in zero coupon treasury securities which consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the Federal Reserve Bank. A zero coupon treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently. In addition to zero coupon treasury securities, each of the Funds may invest in zero coupon bonds issued directly by federal agencies and instrumentalities. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond. Finally, each of the Funds may invest in U.S. Government Obligations that have been stripped of their unmatured interest coupons by dealers. Dealers deposit such stripped U.S. Government Obligations with custodians for safekeeping and then separately sell the principal and interest payments generated by the security.

Mortgage-Backed and Asset-Backed Securities

     Each of the Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables, mortgages or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Each of the Funds may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs", which pay distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities, "POs", which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index.

     Investments in CMO certificates can expose the Funds to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect a Fund against a reduction in income due to a decline in interest rates. A Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yields to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed incomes securities.

     Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets

(i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

Foreign Bank Obligations

     The Money Market Fund may invest in instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks. These investments entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits and the adoption of other foreign government restrictions which might affect adversely the payment of principal and interest of such instruments. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Put and Call Options

     The Blue Chip Fund and the Opportunity Fund may purchase stock index options and the Reynolds Fund may purchase and write options on securities including stock indexes. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying security at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The feature of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index, or a narrower market index such as the S&P
100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange, Pacific Stock Exchange and the Philadelphia Stock Exchange.

     Put options may be purchased by any of the Reynolds Stock Funds in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of such Fund's portfolio securities. Call options may be purchased by any of the Reynolds Stock Funds in order to participate in an anticipated increase in stock market prices. Each of the Blue Chip Fund and the Opportunity Fund will sell put and call options only to close out positions in put and call options, as the case may be, which such Fund has purchased.

     When the Reynolds Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

     To terminate its obligations on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     Generally writing calls is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     When the Reynolds Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may only write covered puts. For a put to be covered, the Fund must maintain cash or liquid assets equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     The ability of each Reynolds Stock Fund effectively to hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indexes depends on the degree to which price movements in the underlying index correlate with the price movements in such Fund's portfolio securities. Inasmuch as the portfolio securities of the Funds will not duplicate the components of an index, the correlation will not be perfect. Consequently, the applicable Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of such Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and such Fund's portfolio securities which could result in a loss on both the portfolio securities and the options on stock indexes acquired by such Fund.

     Options prices can also diverge from the prices of the underlying investment, even if the underlying investment matches the applicable Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying investment, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Successful use of these techniques requires skills different from those needed to select portfolio securities.

     There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying investment's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options positions could also be impaired.

     When it writes options the Reynolds Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options strategies by mutual funds, and if the guidelines so require will maintain cash or liquid securities in the amount prescribed. Securities so maintained cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that such maintenance of a portion of the Reynolds Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

American Depository Receipts

     Each of the Reynolds Stock Funds may invest in American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.


     The Reynolds Stock Funds may invest in ADRs which are "sponsored" or "unsponsored". While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder meeting notices and other communications.

Warrants

     The Reynolds Fund and the Opportunity Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Short Sales

     The Reynolds Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

     No short sales will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 10% of the value of the Reynolds Fund's net assets. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at an amount such that when combined with the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

Illiquid Securities

     Each Fund may invest up to 10% (15% with respect to the Reynolds Fund) of its net assets in securities for which there is no readily available market ("illiquid securities"). Because an active market may not exist for illiquid securities, the Funds may experience delays and additional costs when trying to sell illiquid securities. The applicable percentage limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices. The Board of Directors of the Company will delegate to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. The Adviser will consider such factors as (i) the nature of the market for a security, (including the institutional private resale markets);
(ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

     Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

Lending of Portfolio Securities

     The Reynolds Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Reynolds Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

     The Reynolds Fund may borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Reynolds Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Reynolds Fund when it leverages its investments will increase more when the Reynolds Fund's assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Reynolds Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, the Reynolds Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Reynolds Fund's assets should fail to meet this 300% coverage test, the Reynolds Fund within three business days will reduce the amount of the Reynolds Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities as a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover


     The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes. The annual portfolio turnover rate for the Reynolds Fund was substantially higher in the fiscal year ended September 30, 2002 than in the fiscal year ended September 30, 2001 and the fiscal year ended September 30, 2003 primarily because of increased sales necessary to meet redemption requests and portfolio transactions necessitated by the market timing strategies of certain investors in the Reynolds Fund and to a lesser extent because of the temporary defensive positions taken during the September 30, 2002 fiscal year by the Reynolds Fund. The annual portfolio turnover rate for the Opportunity Fund was substantially higher in the fiscal year ended

September 30, 2002 than in the fiscal year ended September 30, 2001 or the fiscal year ended September 30, 2003 because of the temporary defensive positions taken during the September 30, 2002 fiscal year by the Opportunity Fund. The annual portfolio turnover rate for the Bond Fund was substantially higher in the fiscal years ended September 30, 2002 and September 30, 2003 than in the fiscal year ended September 30, 2001 primarily because the Bond Fund had purchased callable bonds that were called by the issuers when interest rates declined during the fiscal years ended September 30, 2002 and September 30, 2003.


                      DIRECTORS AND OFFICERS OF THE COMPANY

     As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors.

Directors' and Officers' Information

     Certain important information regarding each of the officers and directors of the Company (including their principal occupations for at least the last five years) is set forth below. The Funds form a "Fund Complex" as defined in the Act.


                                                                                           Number of
                                             Term of                                     Portfolios in       Other
                                           Office and                                     Fund Complex   Directorships
                        Position(s) Held    Length of   Principal Occupation(s) During    Overseen by       Held by
Name, Address and Age   with the Company     Service             Past 5 Years               Director        Director
---------------------   ----------------     -------             ------------               --------        --------
                                                 Interested Director*


Frederick L. Reynolds   Director,          Since 1988   Mr. Reynolds is the sole               5         None
Wood Island, Third      President and                   proprietor of the Adviser,
Floor, 80 East Sir      Treasurer          Indefinite   which business commenced in
Francis Drake                              term as a    1985.
Boulevard, Larkspur,                       director
CA 94939                                   and a
Age 61                                     one-year
                                           term as an
                                           officer


* An "interested" director is a director who is deemed to be an "interested person" (as defined in the Act) of the Company. Mr. Reynolds is an interested director because of his ownership in the Adviser and because he is an officer of the Company. Independent Directors**



Dennis N. Moser         Director           Since        Mr. Moser is an independent            5         None
77 Stockbridge,                            January      consultant.  From 2000 to 2001
Atherton, CA  94026                        2002         he was the Chief Information
Age 61                                                  Officer of Schoolpop, Inc., a
                                           Indefinite   fund raising firm.  Prior to
                                           term         that time he was a Senior Vice
                                                        President of Visa
                                                        International, Inc.


                                                                                           Number of
                                             Term of                                     Portfolios in       Other
                                           Office and                                     Fund Complex   Directorships
                        Position(s) Held    Length of   Principal Occupation(s) During    Overseen by       Held by
Name, Address and Age   with the Company     Service             Past 5 Years               Director        Director
---------------------   ----------------     -------             ------------               --------        --------


Robert E. Stauder       Director           Since 1988   Mr. Stauder is retired.  He            5         None
5 Marsh Drive, Mill                                     was a principal of Robinson
Valley, CA  94941                          Indefinite   Mills + Williams, an
Age 73                                     term         architectural and interior
                                                        design firm, from 1991 until
                                                        1996.


** "Independent" directors are directors who are not deemed to be "interested persons" (as defined in the Act) of the Company.


                       Officers (other than Mr. Reynolds)

Name, Address             Position(s) Held        Term of Office and
and Age                   with  the Corporation   Length of Service     Principal Occupation(s) During Past 5 Years
-------                   ---------------------   -----------------     -------------------------------------------


Donald O. Jesberg         Assistant Secretary     Since 2002            Mr. Jesberg is an employee of Reynolds Capital
Wood Island, Third        Vice President          Since 2003            Management.  Employment with Reynolds Capital
Floor, 80 East Sir                                                      Management commenced in September 2000.  Prior
Francis Drake                                     One-year term         to joining Reynolds Capital Management, Mr.
Boulevard, Larkspur, CA                                                 Jesberg was a Vice President of Acquisitions
94939                                                                   for Westrec Marina Management, since 1998.
Age 48


Camille F. Wildes         Secretary               Since 1988            Ms. Wildes is a Vice President of Fiduciary
225 East Mason Street,                                                  Management, Inc., the Funds' administrator,
Milwaukee, WI  53202                              One-year term         and has been employed by such firm in various
Age 51                                                                  capacities since December, 1982.

Equity Ownership of Directors


     The following table sets forth the dollar range of equity securities beneficially owned by each director in each of the Funds as of December 31, 2003:


                                                                                                             Aggregate Dollar
                                                                                                              Range of Equity
                                                                                                               Securities in
                                                                                                              All Registered
                                                                                                                Investment
                                                                                                                 Companies
                       Dollar Range of    Dollar Range    Dollar Range of   Dollar Range   Dollar Range of      Overseen by
                            Equity          of Equity          Equity         of Equity         Equity          Director in
                        Securities in     Securities in    Securities in     Securities     Securities in        Family of
                        the Reynolds     the Blue Chip    the Opportunity   in the Bond       the Money         Investment
Name of Director             Fund             Fund              Fund            Fund         Market Fund        Companies*
----------------             ----             ----              ----            ----         -----------        ----------

                                                     Interested Director


Frederick L. Reynolds  over $100,000     over $100,000    over $100,000                0      $10,001 -      over $100,000
                                                                                              $50,000


                                                    Independent Directors

Dennis N. Moser                  0                 0                0                  0             0                  0


Robert E. Stauder      over $100,000               0                0                  0             0       over $100,000


------------
* The Funds form a "Family of Investment Companies" as defined in the Act.

Committees


     The Company's Board of Directors has created an audit committee whose members consist of Messrs. Stauder and Moser. The primary functions of the audit committee are to recommend to the Board of Directors the independent accountants to be retained to perform the annual audit of the Funds, to review the results of the audits, to review the Funds' internal controls and to review certain other matters relating to the Funds' accountants and financial records. The Company's Board of Directors has no other committees. The Company's Audit Committee met once during the fiscal year ended September 30, 2003.


Compensation


     For the fiscal year ending September 30, 2003 the Company's standard method of compensating directors is to pay each director who is not an interested person of the Company a fee of $2,000 for each meeting of the Board of Directors attended and $1,000 for each meeting of the Audit Committee attended.

     The table below sets forth the compensation paid by the Funds to each of the directors of the Company during the fiscal year ended September 30, 2003:

                               COMPENSATION TABLE

                                                         Pension or
                                                         Retirement
                                                      Benefits Accrued                                Total
                                    Aggregate            As Part of        Estimated Annual        Compensation
                                  Compensation            Company            Benefits Upon      from Company Paid
       Name of Person             From Company            Expenses            Retirement           to Directors
       --------------             ------------            --------            ----------           ------------

                                                Interested Director

Frederick L. Reynolds                  $0                    $0                   $0                    $0

                                               Independent Directors


Dennis N. Moser                      $9,000                  $0                   $0                  $9,000

Robert E. Stauder                    $9,000                  $0                   $0                  $9,000


Board Approval of Investment Advisory Agreement

     In approving the investment advisory agreements entered into between the respective Funds and the Adviser (the "Advisory Agreements"), the Board of Directors considered a number of factors, including, but not limited to, the following:

     o    the nature and quality of the services offered by the Adviser;

     o    the anticipated profitability of the Funds to the Adviser;

     o    fees paid by other mutual funds for similar services;


     o    the expense ratios of the Funds;


     o    the personnel, operations and financial condition of the Adviser; and

     o the investment management capabilities, methodologies and performance of the Adviser.

     Based upon its review, the Board of Directors concluded that the investment methodologies of the Adviser would fit with the investment policies of the Funds, and that the Adviser had the capabilities, resources and personnel necessary to manage the Funds effectively. Further, the Board of Directors concluded that based on the services the Adviser would be required to render under the Advisory Agreements, that the compensation to be paid to the Adviser was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interests of the Funds to enter into the Advisory Agreements.

     The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the directors who are independent, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Code of Ethics

     The Company and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.


Proxy Voting

     The Funds vote proxies in accordance with the Adviser's proxy voting policy. The Adviser generally follows the so-called "Wall Street Rule" (i.e. it votes as management recommends or sells the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Board of Directors and offer the Board of Directors the opportunity to instruct the Adviser in voting the securities. After August 31, 2004 information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 will be available at the Funds' website at http://www.reynoldsfunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


     Set forth below are the names and addresses of all holders of each Fund's shares who as of December 31, 2003 beneficially owned more than 5% of such Fund's then outstanding shares, as well as the number of shares of such Fund beneficially owned by all officers and directors of the Company as a group. For purposes of the Act, Mr. Reynolds is deemed to control the Reynolds Fund as a result of his beneficial ownership of the shares of the Fund. As a controlling shareholder, Mr. Reynolds may be able to significantly impact, or determine, the outcome of any proposal submitted to the shareholders for approval. All shares identified as owned by Charles Schwab & Co., Inc., National Financial Services Corporation, Fidelity Investments Institutional Operations Co. Inc. and National Investor Services are owned of record only.

                         Reynolds Blue Chip Growth Fund

                  Name and Address
                 of Beneficial Owner                          Number of Shares                Percent of Class
                 -------------------                          ----------------                ----------------


Charles Schwab & Co., Inc.                                            931,499                       23.48%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corporation                               336,541                        8.48%
1 World Financial Center
200 Liberty Street
New York, NY  10281-1003

Fidelity Investments                                                  257,664                        6.49%
Institutional Operations Co. Inc.
100 Magellan Way #KWIC
Covington, KY  41015-1999

Officers and Directors as a Group                                      10,220                        0.26%
  (5 Persons)


                            Reynolds Opportunity Fund

                  Name and Address
                 of Beneficial Owner                          Number of Shares                Percent of Class
                 ------------------                           ----------------                ----------------


Charles Schwab & Co., Inc.                                            248,740                       16.48%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corporation                               110,525                        7.32%
1 World Financial Center
200 Liberty Street
New York, NY  10281-1003

National Investor Services                                             81,555                        5.40%
55 Water Street, 32nd Floor
New York, NY  10041-0028

Officers and Directors as a Group                                      13,916                        0.92%
  (5 Persons)

                       Reynolds U.S. Government Bond Fund


                  Name and Address
                 of Beneficial Owner                          Number of Shares                Percent of Class
                 -------------------                          ----------------                ----------------


William B. Stewart                                                   57,790                         17.28%
47 Starbuck Drive
Muir Beach, CA  94965

Jean M. Stark                                                        53,118                         15.88%
P.O. Box 161198
Honolulu, HI  96816

The Joel W. Renbaum, M.D., Inc.                                      43,850                         13.11%
  Profit-Sharing Trust
1145 Bush Street
San Francisco, CA  94109

Joel Renbaum &                                                       31,720                          9.48%
Barbara Renbaum
P.O. Box 1077
Ross, CA  94957

Barbara R. Renbaum, Trustee                                          24,768                          7.41%
Louis Posner Testamentary Trust
U/A dated April 17, 1989
P.O. Box 1077
Ross, CA  94957

The Rita A. Dinan Nominee Trust                                      20,766                          6.21%
503 Brooksby Village Drive #504
Peabody, MA  01960

Officers and Directors as a Group                                     2,409                          0.72%
  (5 Persons)

                           Reynolds Money Market Fund


                  Name and Address
                 of Beneficial Owner                          Number of Shares                Percent of Class
                 -------------------                          ----------------                ----------------


Peter H. Peracca IRA Rollover                                       488,165                          9.35%
1 Pomeroy Road
P.O. Box 983
Ross, CA  94957

Officers and Directors as a Group                                    51,299                          0.98%
  (5 Persons)


                                  Reynolds Fund


                  Name and Address
                 of Beneficial Owner                          Number of Shares                Percent of Class
                 -------------------                          ----------------                ----------------


Charles Schwab & Co. Inc.                                         1,289,876                         19.39%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corporation                           1,015,707                         15.27%
1 World Financial Center
200 Liberty Street
New York, NY  10281-1003

Frederick L. Reynolds                                               667,867                         10.04%
Wood Island, Third Floor
80 East Sir Francis Drake Blvd.
Larkspur, CA  94939

National Investor Services                                          430,535                          6.47%
55 Water Street, 32nd Floor
New York, NY  10041-0028

Officers and Directors as a Group                                   754,002                         11.33%
  (5 Persons)


                      INVESTMENT ADVISER AND ADMINISTRATOR


     The Adviser to the Funds is Reynolds Capital Management (Frederick L. Reynolds, sole proprietor). Pursuant to investment advisory agreements entered into between the respective Funds and the Adviser (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser supervises and manages the investment portfolio of each of the Funds and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of each Fund, bears all sales and promotional expenses of the Funds, other than payments made by a Fund pursuant to the distribution plan adopted pursuant to Rule 12b-1 under the Act and expenses incurred in complying with laws regulating the issue or sale of securities, and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives from the Reynolds Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of such Fund's daily net assets; from the Blue Chip Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of such Fund's daily net assets; from the Opportunity Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of such Fund's daily net assets; from the Bond Fund a monthly fee of 1/12 of 0.75% (0.75% per annum) of such Fund's daily net assets; and from the Money Market Fund a monthly fee of 1/12 of 0.5% (0.5% per annum) of such Fund's daily net assets. During the fiscal years ended September 30, 2003, 2002 and 2001, the Blue Chip Fund paid the Adviser advisory fees of $969,139, $1,550,636 and $3,370,265, respectively. During the fiscal years ended September 30, 2003, 2002 and 2001, the Money Market Fund paid the Adviser advisory fees of $36,554 (all of which were waived), $60,090 (all of which were waived) and $96,946 (of which $85,866 were waived), respectively. During the fiscal years ended September 30, 2003, 2002 and 2001, the Opportunity Fund paid the Adviser advisory fees of $172,313, $254,872 and $549,960, respectively. During the fiscal years ended September 30, 2003, 2002 and 2001, the Adviser waived 100% of the advisory fees of $26,896, $31,891 and $31,826, respectively, otherwise payable by the Bond Fund during such years. During the fiscal years ended September 30, 2003, 2002 and September 30, 2001, the Reynolds Fund paid the Adviser advisory fees of $164,407 (of which $9,531 were waived), $188,823 and $366,049, respectively.


     The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders, reports to shareholders, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, registrars and stock transfer agents.


     The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including investment advisory fees and administration fees but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2% (1.95% for the Reynolds Fund). As of the date hereof, no such state law provision was applicable to any of the Funds. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, such Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. No expense reimbursement was required for the Blue Chip Fund or the Opportunity Fund during the fiscal years ended September 30, 2003, September 30, 2002 or September 30, 2001. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, during each of the fiscal years ended September 30, 2003, 2002 and 2001, the Adviser voluntarily reimbursed the Money Market Fund for expenses in excess of 0.65% of such Fund's average net assets. During the fiscal years ended September 30, 2003, 2002 and 2001, the Adviser reimbursed the Money Market Fund $78,518, $68,562 and $85,866 (including the waiver of its advisory fee), respectively, for excess expenses. Notwithstanding the most restrictive expense limitation of state securities commissions described above, during each of the fiscal years ended September 30, 2003, 2002 and 2001, the Adviser voluntarily reimbursed the Bond Fund for expenses in excess of 0.90% of such Fund's average net assets. During the fiscal years ended September 30, 2003, 2002 and 2001, the Adviser reimbursed the Bond Fund $47,016, $46,623 and $50,480 (including the waiver of its advisory fees), respectively, for excess expenses. The Adviser reimbursed the Reynolds Fund $9,531 (by means of a partial waiver of its advisory fee) in the fiscal year ended September 30, 2003. No expense reimbursement was required for the Reynolds Fund during the fiscal years ended September 30, 2002 and September 30, 2001.


     The Advisory Agreement between the Adviser and each of the Reynolds Fund, the Blue Chip Fund, the Opportunity Fund, the Money Market Fund and the Bond Fund will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Advisory Agreements provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the shares of the applicable Fund, on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

     The administrator to each of the Funds is Fiduciary Management, Inc. (the "Administrator"), 225 East Mason Street, Milwaukee, Wisconsin 53202. As administrator, the Administrator prepares and maintains the books, accounts and other documents required by the Act, calculates each Fund's net asset value, responds to shareholder inquiries, prepares each Fund's financial statements and excise tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of the Funds' operations. The Administrator, at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives from the Reynolds Fund, the Blue Chip Fund and the Opportunity Fund a monthly fee of 1/12 of 0.2% (0.2% per annum) on the first $30,000,000 of the daily net assets of each of such Funds and 1/12 of 0.1% (0.1% per annum) on the daily net assets of each of such Funds in excess of $30,000,000; and from the Bond Fund and the Money Market Fund a monthly fee of 1/12 of 0.1% (0.1% per annum) on the daily net assets of each of such Funds. In addition the Administrator also charges the Funds varying fees for Blue Sky filing services.


     The administration agreement entered into between each of the Funds and the Administrator (the "Administration Agreements") will remain in effect until terminated by either party. Each of the Administration Agreements may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company upon the giving of ninety (90) days written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days written notice to the applicable Fund. During the fiscal years ended September 30, 2003, 2002 and 2001, the Blue Chip Fund paid the Administrator $131,155, $189,305 and $371,286, respectively, pursuant to its Administration Agreement. During the fiscal years ended September 30, 2003, 2002 and 2001, the Money Market Fund paid the Administrator $11,553, $16,260 and $23,649, respectively, pursuant to its Administration Agreement. During the fiscal years ended September 30, 2003, 2002 and 2001, the Opportunity Fund paid the Administrator $38,705, $54,337 and $89,118, respectively, and the Bond Fund paid the Administrator $4,988, $5,654 and $5,625, respectively, pursuant to their Administration Agreements. During the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001, the Reynolds Fund paid the Administrator $36,627, $41,977 and $68,846, respectively, pursuant to its Administration Agreement.


     The Advisory Agreements and the Administration Agreements provide that the Adviser and Administrator, as the case may be, shall not be liable to any of the Funds or the Company's shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements and the Administration Agreements also provide that the Adviser and Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each Fund normally will be determined (except as otherwise noted in the succeeding paragraph) as of the close of regular trading (currently 4:00 P.M. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays fall on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

     Notwithstanding the preceding paragraph, the net asset value of the Bond Fund and the Money Market Fund also will not be determined on days when the Federal Reserve is closed. In addition to the days on which the New York Stock Exchange is not open for trading, the Federal Reserve is closed on Columbus Day and Veterans Day.


     The per share net asset value of each Fund is determined by dividing the total value of such Fund's net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. In calculating the net asset value of the Reynolds Fund, the Blue Chip Fund, the Opportunity Fund and the Bond Fund, portfolio securities traded on any national securities exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sales on that date, the most recent bid price. Portfolio securities traded on the Nasdaq National Market or the Nasdaq Smallcap Market will ordinarily be valued at the Nasdaq Official Closing Price, or in the absence of any sales on that date, the most recent bid price. Other securities will generally be valued at the most recent bid price if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Company's Board of Directors, except that debt securities having maturities of less than 60 days may be valued using the amortized cost method.


     Securities held by the Money Market Fund are valued at amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, a constant amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The Money Market Fund attempts to maintain its per share net asset value at $1.00. Under most conditions, the Adviser believes this will be possible. Calculations are made periodically to compare the value of the Money Market Fund's portfolio at amortized cost to current market values. In the event the per share net asset value (calculated by reference to market value) should deviate from $1.00 by 1/2 of 1% or more, the Board of Directors will promptly consider what action, if any, should be taken.

                             DISTRIBUTION OF SHARES

     Each of the Reynolds Fund, the Blue Chip Fund and the Opportunity Fund have adopted a Service and Distribution Plan (the "Plan") in anticipation that these Funds will benefit from the Plan through increased sales of shares, thereby reducing each Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan provides that each Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by a Fund may be spent by such Fund on any activities or expenses primarily intended to result in the sale of shares of such Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Company as none of the Reynolds Fund, the Blue Chip Fund or the Opportunity Fund employ a distributor. To the extent any activity financed by the Plan is one which a Fund may finance without a 12b-1 plan, such Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

     The Plan may be terminated by any Fund at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Moser and Stauder are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the shareholders of that Fund and the Board of Directors, including the Rule 12b-1 Directors.


     While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the directors of the Company who are not interested persons of the Company. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Company. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the fiscal year ended September 30, 2003, the Blue Chip Fund incurred distribution costs of $38,865 under the Plan. Of this amount, $7,258 was spent on advertising and promotional expenses, $11,192 was spent on printing and mailing of prospectuses to other than current shareholders, and $20,415 was paid to broker-dealers. During the fiscal year ended September 30, 2003, the Opportunity Fund incurred distribution costs of $6,568 under the Plan. Of this amount, $3,934 was spent on advertising and promotional expenses, $1,724 was spent on printing and mailing of prospectuses to other than current shareholders, and $910 was paid to broker-dealers. During the fiscal year ended September 30, 2003, the Reynolds Fund incurred distribution costs of $6,830 under the Plan. Of this amount, $3,634 was spent on advertising and promotional expenses, $1,374 was spent on printing and mailing of prospectuses to other than current shareholders, and $1,822 was paid to broker-dealers.


                                RETIREMENT PLANS

     The Funds offer the following retirement plans that may be funded with purchases of shares of the Funds and may allow investors to reduce their income taxes:

Individual Retirement Accounts

     Individual shareholders may establish their own Individual Retirement Accounts ("IRA"). The Funds currently offer three types of IRAs that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

     Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.


     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income). The "annual limit" is $3,000 for 2003 and 2004, $4,000 for 2005 through 2007 and $5,000 beginning in 2008. After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of $500 in 2003 through 2005 and $1,000 beginning in 2006. In no event, however, may the total contributions to a Traditional or Roth IRA exceed 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.


     Coverdell Education Savings Account. In a Coverdell Education Savings Account, contributions are made to an account maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the Coverdell Education Savings

Account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from a Coverdell Education Savings Account that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to a Coverdell Education Savings Account.

     Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan


     A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, which may not exceed annually for any one participant 25% of compensation (disregarding for this purpose compensation in excess of $200,000 per year in 2003 and $205,000 per year in 2004). The referenced compensation limits are adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.


SIMPLE IRA


     An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $8,000 per year to the SIMPLE IRA The applicable dollar limit will increase to $9,000 in 2004 and $10,000 in 2005. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE PLAN may generally contribute an additional "catch-up" contribution for the year of up to $1,000 in 2003, $1,500 in 2004, $2,000 in 2005 and $2,500 in 2006. After 2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

     A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of any Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))


     A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The annual limit on employee salary reduction contributions is $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After 2006, the annual limit will be adjusted for cost of living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. Employees who are ago 50 or older and who have contributed the maximum otherwise permitted under the Plan may generally make a "catch-up" contribution for the year of up to $2,000 in 2003, $3,000 in 2004, $4,000 in 2005 and $5,000 in 2006. After
2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost-of-living increases. In 2003 and subsequent years, the maximum annual contribution that may be allocated to the account of any participant will be generally the lesser of $40,000 or 100% of compensation (earned income). Compensation in excess of $200,000 in 2003, $205,000 in 2004 and in subsequent years as periodically indexed for cost-of-living increases is disregarded for this purpose. The maximum amount that is deductible by the employer in either type of plan is generally limited to 25% of the participating employee's compensation.


Retirement Plan Fees


     U.S. Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the appropriate Fund. For such services, the following fees are charged against the accounts of participants; $15 annual maintenance fee per participant account ($30 maximum per taxpayer identification number); $25 for transferring to a successor trustee or custodian; $25 for distribution(s) to a participant; and $25 for refunding any contribution in excess of the deductible limit. The fee schedule of U.S. Bank, N.A. may be changed upon written notice.

     Requests for information and forms concerning the retirement plans should be directed to the Company. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

     The Company offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of any Fund on a regular, convenient basis ($50 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account on any date specified by the shareholder each month or calendar quarter and applies the amount to the purchase of the appropriate Reynolds Fund shares. If such date is a weekend or holiday, such purchase is made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Company for participating in the Automatic Investment Plan. A $25 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the share purchase application. Shareholders may change the date or amount of investments at any time by writing to or calling U.S. Bancorp Fund Services, LLC at 1-800-773-9665. In the event an investor discontinues participation in the Automatic Investment Plan, the Company reserves the right to redeem the investor's account involuntarily, upon 60 days' notice, if the account's value is $500 or less.

     The Funds offer a telephone purchase option pursuant to which money will be moved from a shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed the same business day. The minimum amount that can be transferred by telephone is $100. To preserve flexibility, the Funds may revise or remove the ability to purchase shares by telephone or may charge a fee for such services, although currently the Funds do not expect to charge a fee.

                           SYSTEMATIC WITHDRAWAL PLAN

     To accommodate the current cash needs of shareholders, the Funds offer a Systematic Withdrawal Plan. A shareholder who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application included as part of the purchase application, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits shares of the applicable Fund with the Company and appoints it as agent to effect redemptions of shares of such Fund held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the shareholder out of the account. The Systematic Withdrawal Plan does not apply to shares of any Fund held in individual retirement accounts or in retirement plans.

     The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly or quarterly on any day a shareholder chooses. If that day is a weekend or holiday, such redemption will be made on the next business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of the applicable Fund, at net asset value, all income dividends and capital gains distributions payable by such Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time.

     Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

     The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing prior to the fifteenth day of the month preceding the next payment.

                            SYSTEMATIC EXCHANGE PLAN

     The Company offers a Systematic Exchange Plan whereby a shareholder may automatically exchange shares (in increments of $100 or more) of one Fund into another on any day, either monthly or quarterly, the shareholder chooses. If that day is a weekend or holiday, such exchange will be made on the next business day. An application to establish the Systematic Exchange Plan is included as part of the purchase application. In order to participate, a shareholder must meet the minimum initial investment requirement for the receiving Fund. No service fee is currently charged by the Company for participating in the Systematic Exchange Plan; however, the Company reserves the right to impose a service charge in the future.

     The Systematic Exchange Plan is available only in states where the desired exchanges may be legally made. For federal income tax purposes, each exchange of shares (except an exchange from the Money Market Fund to another Reynolds Fund) is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial adviser to determine the tax consequences of participation.

                              REDEMPTION OF SHARES

     The right to redeem shares of the Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Funds to dispose of their securities or fairly to determine the value of their net assets.

                        ALLOCATION OF PORTFOLIO BROKERAGE


     Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Each of the Funds (except the Money Market Fund) may place portfolio orders with broker-dealers who recommend the purchase of such Fund's shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

     In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the Blue Chip Fund during the fiscal years ended September 30, 2003, 2002 and 2001, totaled $556,607 on transactions having a total market value of $176,276,893, $467,404 on transactions having a total market value of $205,687,506 and $533,382 on transactions having a total market value of $396,519,219, respectively. During the fiscal years ended September 30, 2003, 2002 and 2001, the Money Market Fund did not pay any brokerage commissions. During the fiscal years ended September 30, 2003, 2002 and 2001, the Opportunity Fund paid brokerage commissions of $172,823 on transactions having a total market value of $36,866,677, $253,389 on transactions having a total market value of $82,358,932 and $207,522 on transactions having a total market value of $113,197,602, respectively. During the fiscal years ended September 30, 2003, 2002 and 2001, the Bond Fund did not pay any brokerage commissions. During the fiscal years ended September 30, 2003, 2002 and 2001 the Reynolds Fund paid brokerage commissions of $358,399 on transactions having a total market value of $75,530,333, $326,036 on transactions having a total market value of $128,680,066 and $322,377 on transactions having a total market value of $191,916,706, respectively. All of the brokers to whom the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund paid commissions during the fiscal year ended September 30, 2003 provided research services to the Adviser.


                        PERFORMANCE AND YIELD INFORMATION

     For illustrative purposes only, the Blue Chip Fund may use the names of companies in its advertising literature as examples of blue chip companies. Such companies will only be mentioned if their securities reflect the overall quality and other characteristics of the Blue Chip Fund's portfolio and are held by such Fund as of the date of publication of the advertising literature. However, due to the delay often associated with the dissemination of advertising literature and to the possibility of changing circumstances in the interim, these companies will not necessarily reflect the portfolio composition of the Blue Chip Fund at any time after such date of publication and the mention of their names will not constitute a recommendation to purchase their stock.

     Each of the Funds (except the Money Market Fund) may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its total return and/or its average annual compounded rate of return, both before and after taxes. Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in any of such Funds and such Fund's return are not guaranteed and will fluctuate according to market conditions.

     Each of the Funds (except the Money Market Fund) may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Money, Forbes, Business Week, Investor's Business Daily and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. is an independent ranking service that ranks over 1,000 mutual funds based upon total return performance.) Each of such Funds may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

     The Money Market Fund may compare its performance to the following income producing alternatives: (i) money market funds (based on yields cited by Donoghue's Money Fund Report and Lipper Analytical Services, Inc.); (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit and money market deposit accounts as reported by the Bank Rate Monitor); and (iii) United States Treasury Bills or Notes. There are differences between these income producing alternatives and the Money Market Fund other than their yields. Money market deposit accounts are offered by banks and thrift institutions. Although their yields will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and interest are insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to penalty.

Average Annual Total Return (Before Taxes)

     Any total rate of return quotation for the Reynolds Fund, the Blue Chip Fund, the Opportunity Fund or the Bond Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by such Fund during that period. Any period total rate of return quotation of the Reynolds Fund, the Blue Chip Fund, the Opportunity Fund or the Bond Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation (before taxes) of the Reynolds Fund, the Blue Chip Fund, the Opportunity Fund or the Bond Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

     The foregoing computation may also be expressed by the following formula:

                                  P(1+T)n = ERV

         P    = a hypothetical initial payment of $1,000

         T    = average annual total return

         n    = number of years

       ERV    = ending  redeemable  value of a  hypothetical  $1,000  payment made at the beginning of the stated periods at the end of the stated periods.


     The results below show the value of an assumed initial investment in the Blue Chip Fund of $10,000 made on August 12, 1988 through December 31, 2003, assuming reinvestment of all dividends and distributions.

                                   Value of
                                   $10,000                         Cumulative
     December 31,                 Investment                        % Change
     -----------                  ----------                        ---------
         1988                       $10,132                            +1.3%
         1989                        12,227                           +22.3
         1990                        12,237                           +22.4
         1991                        16,626                           +66.3
         1992                        16,645                           +66.5
         1993                        15,775                           +57.8
         1994                        15,685                           +56.9
         1995                        20,840                          +108.4
         1996                        26,722                          +167.2
         1997                        35,134                          +251.3
         1998                        54,149                          +441.5
         1999                        81,754                          +717.5
         2000                        55,743                          +457.4
         2001                        39,589                          +295.9
         2002                        25,115                          +151.1
         2003                        35,619                          +256.2


     The results below show the value of an assumed initial investment in the Opportunity Fund of $10,000 made on January 30, 1992 through December 31, 2003, assuming reinvestment of all dividends and distributions.

                                   Value of
                                   $10,000                         Cumulative
     December 31,                 Investment                        % Change
     -----------                  ----------                        ---------
         1992                      $ 10,051                           +0.5%
         1993                        10,061                           +0.6
         1994                        10,231                           +2.3
         1995                        13,942                           +9.4
         1996                        15,912                          +59.1
         1997                        18,232                          +82.3
         1998                        29,015                         +190.2
         1999                        49,782                         +397.8
         2000                        32,034                         +220.3
         2001                        22,065                         +120.7
         2002                        12,765                         + 27.7
         2003                        22,573                         +125.7


     The results below show the value of an assumed initial investment in the Reynolds Funds of $10,000 made on September 30, 1999 through December 31, 2003, assuming reinvestment of all dividends and distributions.

                                   Value of
                                   $10,000                         Cumulative
     December 31,                 Investment                        % Change
     -----------                  ----------                        --------
         1999                       $13,930                        +39.3%
         2000                         8,260                        -17.4
         2001                         5,500                        -45.0
         2002                         3,190                        -68.1
         2003                         7,080                        -29.2


     The Blue Chip Fund's average annual compounded rate of return (before taxes) for the one year, five year and ten year periods ended September 30, 2003 were 42.48%, -5.12% and 7.77%, respectively. The Opportunity Fund's average annual compounded rate of return (before taxes) for the one year, five year and ten year periods ended September 30, 2003 were 62.63%, -2.64% and 6.95%, respectively. The Bond Fund's average annual compounded rate of return (before taxes) for the one year, five year and ten year periods ended September 30, 2003 were 0.80%, 3.33% and 3.52%, respectively. The Reynolds Fund's average annual compounded rate of return (before taxes) for the one year period ended September 30, 2003 and for the period from the Fund's commencement of operations (October 1, 1999) through September 30, 2003 were 99.34% and -11.99%, respectively.

     The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Blue Chip Fund, the Opportunity Fund, the Bond Fund or the Reynolds Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the fiscal year ended September 30, 1994 to keep the Opportunity Fund's total fund operating expenses at or below 2.0% and during the period from January 30, 1992 through September 30, 2003 to keep the Bond Fund's total fund operating expenses at or below 0.90%.


Average Annual Total Return (After Taxes on Distributions)*

     The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)n = ATVD

       Where:

       P  =     a hypothetical initial payment of $1,000

       T  =     average annual total return (after taxes on distributions)

       n  =     number of years

       ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions, but not after taxes on redemption.


     The Blue Chip Fund's average annual compounded rate of return (after taxes on distributions) for the one year, five year and ten year periods ended September 30, 2003 were 42.48%, -5.19% and 7.55%, respectively. The Opportunity Fund's average annual compounded rate of return (after taxes on distributions) for the one year, five year and ten year periods ended September 30, 2003 were 62.63%, -2.83% and 6.84%, respectively. The Bond Fund's average annual compounded rate of return (after taxes on distributions) for the one year, five year and ten year periods ended September 30, 2003 were 0.80%, 2.00% and 1.74%, respectively. The Reynolds Fund's average annual compounded rate (after taxes on distributions) of return for the one year period ended September 30, 2003 and for the period from the Fund's commencement of operations (October 1, 1999) through September 30, 2003 were 99.34% and -11.99%, respectively.

     The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Blue Chip Fund, the Opportunity Fund, the Bond Fund or the Reynolds Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the fiscal year ended September 30, 1994 to keep the Opportunity Fund's total fund operating expenses at or below 2.0% and during the period from January 30, 1992 through September 30, 2003 to keep the Bond Fund's total fund operating expenses at or below 0.90%.

Average Annual Total Returns (After Taxes on Distributions and Redemptions)*

     The average annual total returns (after taxes on distribution and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)n = ATVDR

       Where:

       P  =     a hypothetical initial investment of $1,000

       T  =     average and annual total return (after taxes on distributions and redemptions)

       n  =     number of years

       ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions and redemptions


     The Blue Chip Fund's average annual compounded rate of return (after taxes on distributions and redemptions) for the one year, five year and ten year periods ended September 30, 2003 were 27.61%, -4.29% and 6.77%, respectively. The Opportunity Fund's average annual compounded rate of return (after taxes on distributions and redemptions) for the one year, five year and ten year periods ended September 30, 2003 were 40.71%, -2.23% and 6.13%, respectively. The Bond Fund's average annual compounded rate of return (after taxes on distributions and redemptions) for the one year, five year and ten year periods ended September 30, 2003 were 0.84%, 2.03% and 1.87%, respectively. The Reynolds Fund's average annual compounded rate (after taxes on distributions and redemptions) of return for the one year period ended September 30, 2003 and for the period from the Fund's commencement of operations (October 1, 1999) through September 30, 2003 were 64.57% and -9.87%, respectively.

     The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Blue Chip Fund, the Opportunity Fund, the Bond Fund or the Reynolds Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the fiscal year ended September 30, 1994 to keep the Opportunity Fund's total fund operating expenses at or below 2.0% and during the period from January 30, 1992 through September 30, 2003 to keep the Bond Fund's total fund operating expenses at or below 0.90%.

-------------
* Note: For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates on distributions used correspond to the tax character of the distributions (e.g. dividend income rate for distributions of dividend income, ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). For purposes of the computation of "after taxes on distributions and redemptions," the ending redeemable value (variable ATVDR) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Generally, the calculation assumes the highest applicable federal individual capital gains tax rate(s) for gains of the appropriate character in effect on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Yield Quotations

     The Bond Fund may cite its yield in advertisements, sales literature or information to shareholders. The Bond Fund's yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula:

       YIELD    =

       Where:  a  = dividends and interest earned during the period.

               b  = expenses accrued for the period (net of reimbursements).

               c  = the average  daily number of shares  outstanding  during the period that were entitled to receive dividends.

               d  = the net asset value per share on the last day of the period.


The Bond Fund's yield for the thirty days ended September 30, 2003 was 2.00%. Such yield reflects reimbursements made by the Adviser. Yield fluctuations may reflect changes in the Bond Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Bond Fund's shares may affect the yield. Accordingly, the Bond Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. The Bond Fund's yield is not guaranteed and its principal is not insured.


     The Money Market Fund may quote a "Yield" or "Effective Yield" from time to time. The Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a compounding of the Yield. The Effective Yield will be slightly higher than the Yield because of the compounding effect. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account.

     The yields are then computed as follows:

     Yield = Net Change in Account Value  x  365/7
             ---------------------------
               Beginning Account Value

Effective Yield = (1 + Total Dividend for 7 days) 365/7 - 1


     The Money Market Fund's Yield and Effective Yield for the seven-day period ended September 30, 2003 were 0.14% and 0.14%, respectively. Such yields reflect reimbursements made by the Adviser to keep the Money Market Fund's total fund operating expenses at or below 0.65%. Yield fluctuations may reflect changes in the Money Market Fund's net income. Additionally, portfolio changes resulting from net purchases or net redemptions of such Fund's shares may affect the yield. Accordingly, the Money Market Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of future yield. Since the Money Market Fund uses the amortized cost method of net asset value computation, it does not anticipate any change in yield resulting from any unrealized gains or losses or unrealized appreciation or depreciation not reflected in the yield computation, or change in net asset value during the period used for computing yield. If any of these conditions should occur, yield quotations would be suspended. The Money Market Fund's yield is not guaranteed, and its principal is not insured. However, the Money Market Fund uses its best efforts to maintain its net asset value at $1.00 per share.


     Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of the Money Market Fund changes in response to fluctuations in interest rates and such Fund's expenses, any given yield quotation should not be considered representative of its yield for any future period. An investor should also be aware that there are differences in investments other than yield.

     Furthermore, the Money Market Fund's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in the Money Market Fund and such Fund's return are not guaranteed.

                                    CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Funds. As such, U.S. Bank, N.A. holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp

Fund Services, LLC, an affiliate of U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, WI 53202 acts as the Funds' transfer agent and dividend disbursing agent.

                                      TAXES

     Each of the Funds will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Each of the Funds has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.


     As of September 30, 2003, the Blue Chip Fund had $95,835,954 of net capital loss carryovers expiring in varying amounts through 2011. The Reynolds Fund had $37,422,491 of net capital loss carryovers expiring in varying amounts through 2011. The Bond Fund had $50,600 of net capital loss carryovers expiring in varying amounts through 2011. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

     Each of the Funds intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from each Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of a Fund. A portion of the income distributions of the Reynolds Fund, the Blue Chip Fund and the Opportunity Fund (but not the Bond Fund or Money Market Fund) may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.


     Any dividend or capital gains distribution paid shortly after a purchase of shares of a Fund (other than the Money Market Fund) will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

     Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.


     Each Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.


     This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a Fund.

                                CAPITAL STRUCTURE

     The Company's authorized capital consists of 760,000,000 shares of Common Stock, $.01 par value, of which 40,000,000 shares have been allocated to Reynolds Fund, 40,000,000 shares to Reynolds Blue Chip Growth Fund, 40,000,000 shares to Reynolds Opportunity Fund, 20,000,000 shares to Reynolds U.S. Government Bond Fund, 500,000,000 shares to Reynolds Money Market Fund and 120,000,000 shares remain unallocated. Each share outstanding entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g., change in investment policy or approval of an investment advisory agreement).

     The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund's share of the general liabilities of the Company in the proportion that the total net assets of the Fund bears to the total net assets of all the Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the shareholders of each Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to such Fund.

     There are no conversion or sinking fund provisions applicable to the shares of any Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently, the holders of more than 50% of the Company's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

     The shares of each Fund are redeemable and are transferable. All shares issued and sold by the Company will be fully paid and nonassessable. Fractional shares of each Fund entitle the holder to the same rights as whole shares of such Fund.

     The Company will not issue certificates evidencing the Funds' shares. Each shareholder's account will be credited with the number of shares purchased, relieving such shareholder of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of the Funds.

                              SHAREHOLDER MEETINGS

     The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted on by shareholders under the Investment Company Act of 1940.

     The Company's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or
(2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent auditors for the Company and has so served since the fiscal year ended September 30, 1989.


                        DESCRIPTION OF SECURITIES RATINGS

     The Reynolds Fund, the Blue Chip Fund, the Opportunity Fund and the Bond Fund may invest in publicly-distributed debt securities assigned one of the highest two (2) ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). Each of such Funds may also invest in commercial paper and commercial paper master notes rated A-1 by Standard & Poor's or Prime-1 by Moody's. As also set forth therein, the Money Market Fund may purchase high-quality commercial paper issued by corporations rated (at the time of purchase) in the highest category of at least two nationally recognized rating agencies (or of one agency if only one agency has issued a rating) (the "required rating agencies"), and high-quality corporate bonds with remaining maturities of thirteen months or less which are rated (at the time of purchase) in the highest category by the required rating agencies. The required rating agencies may consist of Standard & Poor's, Moody's, Duff & Phelps, Inc. ("D&P"), Fitch IBCA, Inc. ("Fitch") and Thompson Bankwatch ("TBW"). A brief description of the ratings symbols and their meanings follows.

     Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers of lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation; and

     III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA  - Debt rated AAA has the highest rating assigned by Standard & Poor's.
          Capacity to pay interest and repay principal is extremely strong.

   AA   - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     Moody's Bond Ratings.

   Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa   - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Duff & Phelps, Inc. Bond Ratings. D&P ratings concern only credit quality (i.e., the likelihood of timely payment of principal and interest). They are not affected by market conditions. All ratings are regularly reviewed by the Credit Rating Committee at quarterly intervals, or more frequently, if required.

     Rating determination is a matter of judgment based on the qualitative and quantitative factors, which vary according to the basic economic and financial characteristics of the industry.

     Ratings of fixed income securities maturing beyond one year are expressed numerically in a range of 1 (highest-grade) to 17 (lowest-grade). The first 10 ratings fall within the definition of investment-grade securities, according to typical classifications of bank and insurance supervisory authorities. Ratings 11 to 17 are used for issues below investment-grade. Additional ratings up to level 20 will be added as the need arises. Numerical ratings are grouped in seven categories, with gradations within the categories.

   D&P           Generic
 Rating         Category                       Description
 ------         --------                       -----------
    1           Triple A    Highest credit quality.  The risk factors are
                            negligible, being only slightly more than for risk-free U.S. Treasury debt.

     Fitch IBCA, Inc. Bond Ratings. The Fitch Bond Rating provides a guide to investors in determining the investment risk attached to a security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue. The rating takes into consideration special features of the issuer, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength of the issuer.

     Bonds which have the same rating are of similar, but not necessarily identical, investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care, and municipal obligations.

     In assessing credit risk, Fitch relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

     Ratings may be changed, withdrawn, or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

     AAA rated bonds are considered to be investment-grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

     A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

     Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Duff & Phelps, Inc. Commercial Paper Ratings.
     --------------------------------------------

     Category 1: Top Grade
     ----------  ---------

 Duff 1 plus   Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

 Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

 Duff 1 minus  High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Fitch IBCA, Inc. Commercial Paper Rating. Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch's current appraisal of the degree of assurance of timely payment of such debt. Fitch is compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

 Fitch-1 (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

     Thompson Bankwatch (TBW) Short-Term Ratings. The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

     The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

     The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                                     PART C
                                OTHER INFORMATION
                                -----------------

Item 23.  Exhibits
          --------

  (a)(i)  Registrant's Articles of Incorporation, as amended and supplemented.
          (1)

 (a)(ii)  Articles Supplementary. (3)

     (b)  Registrant's Bylaws, as amended. (1)

     (c)  None

  (d)(i) Investment Advisory Agreement between Reynolds Blue Chip Growth Fund and Reynolds Capital Management, as amended. (1)

 (d)(ii) Investment Advisory Agreement between Reynolds Money Market Fund and Reynolds Capital Management. (1)

(d)(iii) Investment Advisory Agreement between Reynolds Opportunity Fund and Reynolds Capital Management. (1)

 (d)(iv) Investment Advisory Agreement between Reynolds U.S. Government Bond Fund and Reynolds Capital Management. (1)

  (d)(v) Investment Advisory Agreement between Reynolds Fund and Reynolds Capital Management. (3)

     (e)  None

     (f)  None


     (g) Custody Agreement between Reynolds Funds, Inc. and U.S. Bank National Association


  (h)(i) Administration Agreement between Reynolds Blue Chip Growth Fund and Fiduciary Management, Inc. (1)

 (h)(ii) Administration Agreement between Reynolds Money Market Fund and Fiduciary Management, Inc. (1)

(h)(iii) Administration Agreement between Reynolds Opportunity Fund and Fiduciary Management, Inc. (1)

 (h)(iv) Administration Agreement between Reynolds U.S. Government Bond Fund and Fiduciary Management, Inc. (1)

  (h)(v) Administration Agreement between Reynolds Fund and Fiduciary Management, Inc. (3)

     (i)  Opinion of Foley & Lardner, counsel for Registrant.

     (j)  Consent of PricewaterhouseCoopers LLP.

     (k)  None

     (l)  Subscription Agreement for shares of Reynolds Blue Chip Growth Fund.
          (1)

     (m)  Reynolds Funds 12b-1 Plan. (2)

     (n)  None

     (p)  Code of Ethics of Reynolds Funds, Inc. and Reynolds Capital Management
          (4)

----------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on January 29, 1998 and its accession number is 0000897069-98-000019.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 13 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 13 was filed on November 30, 1998 and its accession number is 0000897069-98-000585.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 14 was filed on July 15, 1999 and its accession number is 0000897069-99-000377.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 15 was filed on January 3, 2000 and its accession number is 0000897069-00-000001.

Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

     The Registrant is not controlled by any person. Registrant neither controls any person nor is any person under common control with Registrant.

Item 25.  Indemnification
          ---------------

     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted a bylaw respecting indemnification of its corporate representatives. The general effect of this bylaw may be to reduce the circumstances under which a director or officer may be required to bear the economic burden of their liabilities and expenses. The following bylaw is in full force and effect and has not been modified or cancelled:

                                   Article VI
                               GENERAL PROVISIONS

Section 7. Indemnification.
---------  ---------------

     A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

     B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

     C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

     E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

     F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

     G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     Information with respect to Mr. Reynolds is incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters
          ----------------------

     Registrant has no principal underwriters.

Item 28.  Location of Accounts and Records
          --------------------------------

     All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of either Registrant's Treasurer, at Registrant's corporate offices, Wood Island, Third Floor, 80 East Sir Francis Drake Blvd., Larkspur, California 94939, or Fiduciary Management, Inc. at its offices at 225 East Mason Street, Milwaukee, Wisconsin 53202.

Item 29.  Management Services
          -------------------

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings
          ------------

     Registrant undertakes to provide its Annual Report to shareholders upon request without charge to each person to whom a prospectus is delivered.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Larkspur and State of California on the 28th day of January, 2004.


                                     REYNOLDS FUNDS, INC.
                                     (Registrant)



                                     By: /s/ Frederick L. Reynolds
                                         ---------------------------------------
                                         Frederick L. Reynolds, President

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          Name                        Title                 Date


/s/ Frederick L. Reynolds       Principal Executive,     January 28, 2004
Frederick L. Reynolds           Financial and
                                Accounting Officer
                                and Director



/s/ Robert E. Stauder           Director                 January 28, 2004
Robert E. Stauder


/s/ Dennis N. Moser             Director                 January 29, 2004
Dennis N. Moser

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.            Description
----------             -----------

  (a)(i)  Registrant's Articles of Incorporation, as amended and supplemented*

 (a)(ii)  Articles Supplementary*

     (b)  Registrant's Bylaws, as amended* (c) None

  (d)(i) Investment Advisory Agreement between Reynolds Blue Chip Growth Fund and Reynolds Capital Management, as amended*

 (d)(ii) Investment Advisory Agreement between Reynolds Money Market Fund and Reynolds Capital Management*

(d)(iii) Investment Advisory Agreement between Reynolds Opportunity Fund and Reynolds Capital Management*

 (d)(iv) Investment Advisory Agreement between Reynolds U.S. Government Bond Fund and Reynolds Capital Management*

  (d)(v) Investment Advisory Agreement between Reynolds Fund and Reynolds Capital Management*

     (e)  None

     (f)  None


     (g) Custody Agreement between Reynolds Funds, Inc. and U.S. Bank National Association


  (h)(i) Administration Agreement between Reynolds Blue Chip Growth Fund and Fiduciary Management, Inc.*

 (h)(ii) Administration Agreement between Reynolds Money Market Fund and Fiduciary Management, Inc.*

(h)(iii) Administration Agreement between Reynolds Opportunity Fund and Fiduciary Management, Inc.*

 (h)(iv) Administration Agreement between Reynolds U.S. Government Bond Fund and Fiduciary Management, Inc.*

  (h)(v) Administration Agreement between Reynolds Fund and Fiduciary Management, Inc.*

     (i)  Opinion of Foley & Lardner Counsel for Registrant

     (j)  Consent of PricewaterhouseCoopers LLP

     (k)  None

     (l)  Subscription Agreement for shares of Reynolds Blue chip Growth Fund*

     (m)  Reynolds Funds 12b-1 Plan*

     (n)  None

     (p)  Code of Ethics of Reynolds Funds, Inc. and Reynolds Capital
          Management*

---------------------------
     *Incorporated by reference.